VALIC COMPANY I

Ticker Symbol:
ASSET ALLOCATION FUND	VCAAX
BLUE CHIP GROWTH FUND	VCBCX
BROAD CAP VALUE INCOME FUND	VBCVX
CAPITAL CONSERVATION FUND	VCCCX
CORE EQUITY FUND	VCCEX
DIVIDEND VALUE FUND (FORMERLY CORE VALUE FUND)	VCIGX
FOREIGN VALUE FUND	VCFVX
GLOBAL EQUITY FUND	VCGEX
GLOBAL REAL ESTATE FUND	VGREX
GLOBAL SOCIAL AWARENESS FUND	VCSOX
GLOBAL STRATEGY FUND	VGLSX
GOVERNMENT SECURITIES FUND	VCGSX
GROWTH FUND	VCULX
GROWTH & INCOME FUND	VCGAX
HEALTH SCIENCES FUND	VCHSX
INFLATION PROTECTED FUND	VCTPX
INTERNATIONAL EQUITIES FUND	VCIEX
INTERNATIONAL GOVERNMENT BOND FUND	VCIFX
INTERNATIONAL GROWTH I FUND	VCINX
LARGE CAP CORE FUND	VLCCX
LARGE CAPITAL GROWTH FUND	VLCGX
MID CAP INDEX FUND	VMIDX
MID CAP STRATEGIC GROWTH FUND	VMSGX
MONEY MARKET I FUND	VCIXX
NASDAQ-100 INDEX FUND	VCNIX
SCIENCE & TECHNOLOGY FUND	VCSTX
SMALL CAP AGGRESSIVE GROWTH FUND	VSAGX
SMALL CAP FUND	VCSMX
SMALL CAP INDEX FUND	VCSLX
SMALL CAP SPECIAL VALUES FUND	VSSVX
SMALL-MID GROWTH FUND	VSSGX
STOCK INDEX FUND	VSTIX
VALUE FUND	VAVAX

STATEMENT OF ADDITIONAL INFORMATION

PART B

October 1, 2010

Supplemented on July 1, 2011

This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I, formerly AIG Retirement Company I (“VC I”). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated October 1, 2010. VC I’s Annual Report dated May 31, 2010 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting www.VALIC.com, calling 1-800-448-2542, or writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648.

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GENERAL INFORMATION AND HISTORY

VC I was incorporated in Maryland on December 7, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I’s Board of Directors, VALIC serves as VC I’s investment adviser and conducts the business and affairs of VC I. VC I consists of separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, Inflation Protected, International Government Bond, Nasdaq-100 Index and Global Real Estate Funds, is “diversified” as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to collectively, as the “Sub-advisers”) for each Fund to provide investment sub-advisory services, subject to VALIC’s oversight.

VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”), Individual Retirement Accounts (“IRAs”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).

VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company (“AGSPC”) on January 14, 1985, to North American Funds Variable Product Series I on October 1, 2000, and to VALIC Company I on December 31, 2001. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company I; and it was renamed VALIC Company I on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001
AGSPC Asset Allocation Fund	North American – AG Asset Allocation Fund	Asset Allocation Fund
AGSPC Capital Conservation Fund	North American – AG Capital Conservation Fund	Capital Conservation Fund
AGSPC Government Securities Fund	North American – AG Government Securities Fund	Government Securities Fund
AGSPC Growth & Income Fund	North American – AG Growth & Income Fund	Growth & Income Fund
AGSPC International Equities Fund	North American – AG International Equities Fund	International Equities Fund
AGSPC International Government Bond Fund	North American – AG International Government Bond Fund	International Government Bond Fund
AGSPC Mid Cap Index Fund	North American – AG Mid Cap Index Fund	Mid Cap Index Fund
AGSPC Money Market Fund	North American – AG 1 Money Market Fund	Money Market I Fund
N/A (new fund 10/1/2000)	North American – AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
AGSPC Small Cap Index Fund	North American – AG Small Cap Index Fund	Small Cap Index Fund
AGSPC Social Awareness Fund	North American – AG Social Awareness Fund	Social Awareness Fund
AGSPC Stock Index Fund	North American – AG Stock Index Fund	Stock Index Fund
AGSPC Growth Fund	North American Core Equity Fund	Core Equity Fund
N/A (new fund 10/1/2000)	North American – American Century Income & Growth Fund	Income & Growth Fund
N/A (new fund 10/1/2000)	North American – American Century International Growth Fund	International Growth I Fund
N/A (new fund 10/1/2000)	North American – Founders Large Cap Growth Fund	Large Cap Growth Fund
N/A (new fund 10/1/2000)	North American – Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Health Sciences Fund	Health Sciences Fund
AGSPC Science & Technology Fund	North American – T. Rowe Price Science & Technology Fund	Science & Technology Fund
N/A (new fund 12/31/2001)	N/A	Value Fund

The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of VC I through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the “Opportunities Fund,” was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund. Effective the close of business May 26, 2006, (i) the Large Cap Growth Fund was reorganized with and into the Growth Fund (formerly, the VALIC Ultra Fund), (ii) the Income & Growth Fund changed its name to the Core Value Fund and (iii) the Broad Cap Value Fund changed its name to the Broad Cap Value Income Fund. Effective October 1, 2007, the Social Awareness Fund changed its name to the Global Social Awareness Fund. Effective December 10, 2007, the VALIC Ultra Fund changed its name to the Growth Fund. Effective March 10, 2008, the Small Cap Strategic Growth Fund changed its name to the Small-Mid Growth Fund. Effective October 1, 2008, the Real Estate Fund changed its name to the Global Real Estate Fund. Effective June 4, 2010, the Core Value Fund changed its name to the Dividend Value Fund.

INVESTMENT RESTRICTIONS

The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding voting securities.

In addition, the Funds have non-fundamental investment restrictions which have been approved by VC I’s Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.

The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.

In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

FUNDAMENTAL INVESTMENT RESTRICTIONS

Borrowing

All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.

Commodities

All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.

Concentration

All Funds except the Health Sciences Fund, Nasdaq-100 Index Fund and Global Real Estate Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.

Diversification

All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, the Nasdaq-100 Index Fund, and the Global Real Estate Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

Issuance of Senior Securities

All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.

Lending

All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.

Real Estate

All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.

Underwriting

All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Control of Companies

All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

Illiquid Securities

All Funds: Each Fund may not invest more than 15% (5% for the Money Market I Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.

Foreign Securities

All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.

100%

Foreign Value Fund

Global Equity Fund

Global Strategy Fund

International Equities Fund

International Government Bond Fund

International Growth I Fund

75%

Global Real Estate Fund

60%

Global Social Awareness Fund

50%

Science & Technology Fund

35%

Asset Allocation Fund

Core Equity Fund

Dividend Value Fund

Growth & Income Fund

Health Sciences Fund

30%

Inflation Protected Fund

Small Cap Fund

25%

Large Capital Growth Fund

Mid Cap Strategic Growth Fund

Value Fund

20%

Blue Chip Growth Fund

Broad Cap Value Income Fund

Capital Conservation Fund

Government Securities Fund

Growth Fund

Large Cap Core Fund

Mid Cap Index Fund

Money Market I Fund (payable in U.S. Dollars)

Nasdaq-100 Index Fund

Small Cap Index Fund

Small Cap Special Values Fund

Small-Mid Growth Fund

Stock Index Fund

10%

Small Cap Aggressive Growth Fund

Margin

All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

Short Sales

All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.

Investment Companies

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)

OPERATING POLICIES

Asset-Backed Securities

All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.

Single Investment Companies

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest more than 5% of total assets in a single investment company.

Total Investment Company Investment

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.

Single Investment Company Voting Securities

All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology and Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.

Certificates of Deposit and Bankers Acceptances

All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

Futures Contracts – Initial Margin Deposits

All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and Small Cap Fund

As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, and a portion of the assets of the Science & Technology Fund and Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation — T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

INVESTMENT PRACTICES

Adjustable Rate Securities

Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Asset-Backed Securities

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund and Global Strategy Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

Each of the Funds listed above may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium-and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs’ assets represent investments in finance companies, the Funds may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Funds’ holdings of SIV securities.

Bank Obligations

Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Convertible Securities

Each Fund, other than the Government Securities Fund, International Government Bond Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, and Stock Index Fund, may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

In keeping with the objectives of the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and Small Cap Fund, convertible bonds will be treated as equity securities for purposes of each Fund’s investment policies and restrictions.

Depositary Receipts

Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.

Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.

Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Eurodollar Obligations

Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

Fixed Income Securities

Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by Standard & Poor’s Corporation (“S&P”) or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.

The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Inflation-Indexed Bonds

The Foreign Value, Global Strategy, Inflation Protected Fund, Large Cap Core Fund, Global Real Estate Fund and Small Cap Special Values Fund may invest in inflation indexed-bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates); investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Lower Rated Fixed Income Securities

The Asset Allocation Fund, Blue Chip Growth Fund, Broad Cap Value Income Fund, Dividend Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Global Real Estate Fund, Small Cap Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or, if unrated, are determined to be of equivalent investment quality (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

Investments in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Fund’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Fund in respect of accrued interest income on securities which are subsequently written off, even though such Fund has not received any cash payments of such interest.

Foreign Currency Exchange Transactions and Forward Contracts

Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.

Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received (i.e., “settled”). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”

2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.

A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.

At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.

Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.

Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

Foreign Securities

Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.

A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

Emerging Markets

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Dividend Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Global Real Estate Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may make investments in companies located in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

Money Market Securities of Foreign Issuers

Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

Hybrid Instruments

Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments to 10% of total assets (5% for the Inflation Protected Fund).

Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.

Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of this type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Illiquid Securities

Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.

Initial Public Offerings (“IPOs”)

The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Dividend Value Fund, Global Equity Fund, Growth Fund, Health Sciences Fund, International Growth I Fund, Large Capital Growth Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Global Real Estate Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

A Fund’s purchase of shares issued as part of, or a short period after, a company’s IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Interfund Borrowing and Lending Program

VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

Lending Portfolio Securities

Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund.

Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received consists of cash, U.S. government securities, or such other collateral as permitted by interpretations or rules of the SEC and agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There is a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day is determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower is required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) are reduced by lending only securities for which a ready market exists. This reduces the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.

Rights with respect to Loaned Securities. While the securities are on loan, the Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

Any loan of portfolio securities by any Fund is callable at any time by the lending Fund and shall be returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, it may not always be possible for securities on loan to be recalled in time to be voted. Generally, a Fund will not call a security on loan to be voted if it is determined that the aggregate holdings of such security by the Funds are not material based on a standard approved by the Board.

Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.

On termination of the loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the market price during the loan inures to the lending Fund. The lending Fund may pay reasonable fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Fund.

Risks of Lending Portfolio Securities. Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

There is also a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments

Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund, Global Strategy Fund, and Money Market I Fund, may invest in loan participations and assignments. Loan participations include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interposition between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.

Master Limited Partnerships

Each of the Funds that may invest in equity securities may also invest in master limited partnerships (“MLPs”) or limited partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Mortgage-Related Securities

All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”

Recent Market Events. Beginning in 2007 and continuing into 2009, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.

The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on the prices of other securities. Such events may have an adverse effect on the Funds.

In addition, the value of Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC has each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantors of mortgage-related securities are GNMA, FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC I’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

Each Fund, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund, Money Market I Fund and Science & Technology Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Mortgage Dollar Rolls

The Asset Allocation Fund, Broad Cap Value Income Fund, Capital Conservation Fund, Core Equity Fund, Global Equity Fund, Foreign Value Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Stripped Mortgage-Backed Securities (SMBSs)

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.

Options and Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information.

Options on Securities and Securities Indices

Each Fund, other than the Broad Cap Value Income Fund and Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities.

Writing Covered Calls/Put Options. The Foreign Value Fund, Global Equity Fund, Global Strategy Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.

Writing Options on Securities/Securities Indices. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds’ return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”

Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

Purchasing Options on Securities/Securities Indices. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii)

attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Foreign Value Fund, Global Equity Fund, Growth Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

Over-the-Counter Options. Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Blue Chip Growth Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may use over-the-counter (“OTC”) options. These Funds may invest in OTC options as a means of generating additional income. Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded OTC. In this regard, the Funds may enter into contracts with the primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.

Writing Covered Call and Put Options and Purchasing Call and Put Options

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund’s securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund’s net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Foreign Value Fund, Global Equity Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

Writing Uncovered Options. From time to time, the Blue Chip Growth Fund, Global Real Estate Fund, Health Sciences Fund, Inflation Protected Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund’s loss could be significant.

Writing Exchange-Traded Covered Options. The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund’s portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

Purchasing Exchange-Traded Covered Options. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it.

A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

Unlisted Options. Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.

Financial Futures Contracts

Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.

The Blue Chip Growth Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Growth & Income Fund, Growth Fund, Health Sciences Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may also write covered put options on stock index futures contracts.

The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Growth Fund, Small Cap Fund and Small Cap Special Values Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.

Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract.

A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead they are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Unlisted financial futures contracts, which may be purchased or sold only by the Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Growth Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the “face amount” of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a financial futures contract represents a good faith deposit securing the customer’s contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.

Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Options on Financial Futures Contracts

For bona fide hedging purposes, each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.

Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Options and Financial Futures Contracts

The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.

Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.

The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

Limitations

Each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Further, each Fund segregated assets equal to the full notional value of such contracts. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.

Other Investment Companies

Each Fund, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and exchange-traded funds (“ETFs”) such as, but not limited to, iShares and SPDRs), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.

Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. Except for investments in money market funds permitted by Rule 12d1-1, Section 12(d) of the 1940 Act prohibits a Fund from acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by Barclay’s Global Investors and are listed on the American Stock Exchange (“AMEX”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.

Standard & Poor’s Depositary Receipts (“SPDRs”) are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund’s limitations on investment company holdings.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Each Fund, except the Large Cap Core Fund and Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.

Each Fund, except the Large Cap Core Fund and Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Global Real Estate Fund will invest the majority of its assets in equity REITS, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Repurchase Agreements

Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or cash items. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I’s Custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (5% in the case of Money Market I Fund).

Reverse Repurchase Agreements

The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small-Mid Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.

Rule 144A Securities

Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC I, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determining whether a Rule 144A security is liquid or not, is a question of fact. In making this determination VC I will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC I could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC I and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

Short Sales

Short sales are affected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Money Market I Fund and Small Cap Special Values Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

The Asset Allocation Fund, Capital Conservation Fund and Global Real Estate Fund may also engage in “naked” short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Fund will engage in naked short sales when its Sub-Adviser anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. Each Fund will limit the total market value of naked short sales to 5% of its assets (for the Asset Allocation Fund, the limit applies to the Fund’s fixed income assets) with no more than 1% of its assets in any single issuer.

Swap Agreements

The Asset Allocation Fund, Capital Conservation Fund, Global Equity Fund, Global Real Estate Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

The Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Real Estate Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small-Mid Growth Fund and Value Fund may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.

The Asset Allocation Fund, Capital Conservation Fund, Global Real Estate Fund, Government Securities Fund and International Growth I Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.

These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.

Unseasoned Issuers

The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Dividend Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, International Growth I Fund, Global Real Estate Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund and Small Cap Special Values Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.

U.S. Government Obligations

Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.

U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Variable Rate Demand Notes

Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

Warrants and Rights

Each Fund, except the Global Strategy Fund, Large Cap Core Fund, Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants or rights to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

When-Issued Securities

Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

INVESTMENT ADVISER

VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board of Directors on August 4, 2009. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.

VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).

On March 4, 2009, AIG, the ultimate parent of VALIC, VC I’s investment adviser, American General Distributors, Inc. (“AGDI”),VC I’s distributor, and SunAmerica Asset Management Corp. (“SAAMCo”), the sub-advisor to the Government Securities Fund, the Growth & Income Fund, Money Market I Fund, Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, Stock Index Fund and a portion of each of the Dividend Value Fund and the Large Capital Growth Fund and the VC I’s administrator issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Credit Facility Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. As of June 30, 2010, the Credit Facility Trust has approximately 79.7% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.7% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Pursuant to the Advisory Agreement, VC I retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC I may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.

Investment advisory fee rates paid by VC I as of October 1, 2010 are as follows

Fund Name	Advisory Fee Rate
Asset Allocation Fund	0.50% on the first $300 million; 0.475% on the next $200 million; and 0.45% on assets over $500 million.

Blue Chip Growth Fund	0.75% on the first $250 million; 0.725% on the next $250 million; and 0.70% on assets over $500 million.

Broad Cap Value Income Fund	0.70% of the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% on assets over $1 billion.

Capital Conservation Fund	0.50% on the first $250 million; 0.45% on next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.

Fund Name	Advisory Fee Rate
Core Equity Fund	0.80% on the first $250 million; 0.75% on the next $250 million; 0.70% on the next $500 million; 0.65% on assets over $1 billion.

Dividend Value Fund	0.75% on the first $250 million; 0.72% on the next $250 million; 0.67% on the next $500 million; and 0.62% on assets over $1 billion.

Foreign Value Fund	0.73% on the first $250 million; 0.68% on the next $250 million; 0.63% on the next $500 million; and 0.58% on assets over $1 billion.

Global Equity Fund	0.81% on the first $250 million; 0.76% on the next $250 million; 0.71% on the next $500 million; and 0.66% on assets over $1 billion.

Global Real Estate Fund	0.75% on the first $250 million; 0.70% on the next $250 million; and 0.65% on assets over $500 million.

Global Social Awareness Fund	0.50% on the first $500 million; 0.475% on the next $500 million; and 0.45% on assets over $1 billion.

Global Strategy Fund	0.50% on the first $500 million; and 0.46% on assets over $500 million.

Government Securities Fund	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.

Growth Fund	0.73% on the first $500 million; 0.67% on the next $500 million; 0.64% on the next $500 million; and 0.61% on assets over $1.5 billion.

Growth & Income Fund	0.75% on the first $500 million; and 0.725% on assets over $500 million.

Health Sciences Fund	1.00% on the first $500 million; and 0.95% on assets over $500 million.

Inflation Protected Fund	0.50% on the first $250 million; 0.45% on the next $250 million; and 0.40% on assets over $500 million.

International Equities Fund	0.35% on the first $500 million; 0.25% on the next $500 million and 0.24% on assets over $1 billion.

International Government Bond Fund	0.50% on the first $250 million; 0.45% on the next $250 million; 0.40% on the next $500 million; and 0.35% on assets over $1 billion.

International Growth I Fund	0.95% on the first $250 million; 0.90% on the next $250 million; 0.85% on the next $500 million; and 0.80% on assets over $1 billion.

Large Cap Core Fund	0.70% on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% on assets over $1 billion.

Large Capital Growth Fund	0.64% on the first $750 million; and 0.59% on assets over $750 million.

Mid Cap Index Fund	0.35% on the first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.

Mid Cap Strategic Growth Fund	0.70% on the first $250 million; 0.65% on the next $250 million; and 0.60% on assets over $500 million.

Money Market I Fund	0.40%

Nasdaq-100 Index Fund	0.40% on the first $250 million; 0.38% on the next $250 million; and 0.36% on assets over $500 million.

Science & Technology Fund	0.90% on the first $500 million; and 0.85% on assets over $500 million.

Fund Name	Advisory Fee Rate
Small Cap Aggressive Growth Fund	0.85% on the first $250 million; and 0.75% on assets over $250 million.

Small Cap Fund	0.90% on the first $250 million; 0.85% on the next $250 million; 0.80% on the next $500 million; and 0.75% on assets over $1 billion.

Small Cap Index Fund	0.35% on first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.

Small Cap Special Values Fund	0.75% on the first $500 million; and 0.70% on assets over $500 million.

Small-Mid Growth Fund	0.85% on the first $250 million; and 0.75% on assets over $250 million.

Stock Index Fund	0.35% on the first $500 million; 0.25% on the next $2.5 billion; 0.20% on the next $2 billion; and 0.15% on assets over $5 billion.

Value Fund	0.78% on the first $250 million; 0.73% on the next $250 million; 0.68% on the next $500 million; and 0.63% on assets over $1 billion.

Actual investment advisory fees paid by VC I for the last three fiscal years are shown in the table herein.

	Investment Advisory Fees Paid for Fiscal Year Ended May 31,
Fund Name	2010	2009	2008
Asset Allocation Fund	$623,812	$605,241	$830,442
Blue Chip Growth Fund	3,180,309	2,461,131	1,381,185
Broad Cap Value Income Fund	138,808	129,015	202,289
Capital Conservation Fund	592,428	573,136	836,735
Core Equity Fund	1,800,561	1,894,219	3,041,355
Dividend Value Fund	902,204	924,279	1,602,568
Foreign Value Fund	5,324,389	4,423,628	6,895,059
Global Equity Fund	1,929,002	1,976,491	3,407,394
Global Real Estate Fund*	2,037,082	923,358	18,951
Global Social Awareness Fund	1,384,125	1,762,064	2,326,249
Global Strategy Fund	1,985,202	1,931,111	2,481,263
Government Securities Fund	666,377	938,535	619,464
Growth Fund	4,871,738	5,153,822	7,828,127
Growth & Income Fund	613,344	656,116	1,031,806
Health Sciences Fund	1,680,191	1,574,048	1,955,784
Inflation Protected Fund	942,073	784,030	232,360
International Equities Fund	2,629,809	2,381,643	3,254,326
International Government Bond Fund	766,968	791,294	734,115
International Growth I Fund	4,701,078	4,383,210	6,114,595
Large Cap Core Fund	752,835	603,241	502,625
Large Capital Growth Fund	2,283,392	2,297,336	3,485,119
Mid Cap Index Fund	5,441,827	5,057,608	7,564,730
Mid Cap Strategic Growth Fund	1,687,728	1,573,651	2,392,282
Money Market I Fund	2,251,284	2,409,290	2,199,195
Nasdaq-100 Index Fund	389,960	279,305	363,980
Science & Technology Fund	6,103,106	5,269,600	8,126,383
Small Cap Aggressive Growth Fund	573,740	379,448	521,812
Small Cap Fund	2,448,107	2,446,775	3,879,503
Small Cap Index Fund	2,402,142	2,288,561	3,268,131
Small Cap Special Values Fund	1,494,641	1,295,791	2,245,178
Small-Mid Growth Fund	776,503	703,254	1,120,529
Stock Index Fund	7,878,875	7,636,846	11,640,334
Value Fund	1,308,299	1,464,450	1,069,857

*	Commenced operations on March 10, 2008.

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2011.

Fund	Maximum Fund Expense	Expense Before Limitation (as of May 31, 2010)
Blue Chip Growth Fund	0.85%	0.88%
Broad Cap Value Income Fund	0.85%	1.14%
Core Equity Fund	0.80%	0.95%
Dividend Value Fund†	0.82%	1.00%
Global Real Estate Fund	0.95%	0.93%
Government Securities Fund†	0.67%	0.71%
Growth Fund	0.81%	0.88%
Growth & Income Fund	0.85%	0.95%
Inflation Protected Fund	0.65%	0.65%
International Growth I Fund	1.01%	1.12%
Large Cap Core Fund	0.85%	0.88%
Large Capital Growth Fund	0.80%	0.78%
Mid Cap Strategic Growth Fund	0.85%	0.86%
Money Market I Fund	0.55%	0.55%
Nasdaq-100 Index Fund	0.53%	0.60%
Small Cap Aggressive Growth Fund	0.99%	1.10%
Small Cap Fund	0.93%	1.06%
Small Cap Special Values Fund	0.90%	0.98%
Small-Mid Growth Fund	1.00%	1.09%
Value Fund	0.85%	0.94%

†	Prior to October 1, 2010, the expense limitation for the Dividend Value Fund was 0.83%. Prior to October 1, 2010, the Government Securities Fund did not have an expense limitation.

For the last three fiscal years ended May 31, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:

Fund Name	Amounts Reimbursed by VALIC For the Fiscal Year Ended May 31,
	2010	2009	2008
Blue Chip Growth Fund	$112,135	$137,618	$74,259
Broad Cap Value Income Fund	57,226	76,082	52,522
Core Equity Fund	330,584	310,580	250,195
Dividend Value Fund	198,226	173,249	191,322
Global Real Estate Fund*	—	69,468	103,296
Growth Fund	200,423	—	124
Growth & Income Fund	79,388	83,863	51,742
Inflation Protected Fund	—	21,377	38,416
International Growth I Fund	554,552	641,901	679,725
Large Cap Core Fund	32,578	38,397	105,021
Mid Cap Strategic Growth Fund	20,077	47,192	—
Money Market I Fund	747,454	299,942	—
Nasdaq-100 Index Fund	66,562	78,332	34,905
Small Cap Aggressive Growth Fund	73,536	57,730	85,411
Small Cap Fund	342,901	328,433	425,685
Small Cap Special Values Fund	156,188	111,792	70,471
Small-Mid Growth Fund	83,056	127,185	45,982
Value Fund	143,758	174,079	75,695

*	Commenced operations on March 10, 2008.

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefits, and to advise VC I’s Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.

Code of Ethics

VC I and VALIC have adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Advisers Act (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code is (1) any Advisory Person, as defined below, of VC I or VALIC; (2) trustees, directors, officers or partners of VALIC are presumed to be Access Persons; (3) trustees, directors, officers and general partners VC I are presumed to be Access Persons; (4) any trustee, director, officer or general partner of the underwriter, AGDI, who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for the Investment Client or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC I regarding the purchase or sale of securities; (5) any Supervised Person, as defined below, who has access to nonpublic information regarding any VC I purchase or sale of securities, or nonpublic information regarding the portfolio holdings of VC I; (6) any Supervised Person who is involved in making securities recommendations to VC I, or has access to such recommendations that are nonpublic; and (7) any other persons designated by the Chief Compliance Officer or Review Officer as having access to current trading information for VC I. “Advisory Person” as defined in the VALIC Code is: (1) any trustee, director, officer or employee of VC I or VALIC (or of any company in a control relationship to VC I or VALIC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by VC I, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any natural person in a control relationship, or deemed by the Review Officer to be in a control relationship, to VC I or VALIC who obtains information concerning the recommendations made to VC I with regard to the purchase or sale of a security. Examples of Advisory Persons are VC I Portfolio Managers, Traders, and Analysts. A “Supervised Person” as defined in the VALIC Code is VALIC’s partners, officers, directors and employees, and any other person who provides advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director.

Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by VC I. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. Such guidelines are designed to address conflicts of interest that may arise in connection with certain personal investing, but there can be no assurance that the VALIC Code or the guidelines contained therein will eliminate such conflicts.

Each of the Sub-advisers (including any sub-sub-adviser) has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provisions set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics will be reported to VC I’s Board of Directors.

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT SUB-ADVISERS

Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-Adviser Name
Asset Allocation Fund	PineBridge Investments, LLC (“PineBridge”)
Blue Chip Growth Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Broad Cap Value Income Fund	Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)
Capital Conservation Fund	PineBridge
Core Equity Fund	BlackRock Investment Management, LLC (“BIM”)
Dividend Value Fund	BIM and SAAMCo
Foreign Value Fund	Templeton Global Advisers Ltd. (“Templeton Global”)
Global Equity Fund	BlackRock Financial Management, Inc. (“BFM”)
Global Real Estate Fund	Invesco Advisers, Inc. (“Invesco”) and Goldman Sachs Asset Management, L.P. (“GSAM”)
Global Social Awareness Fund	PineBridge
Global Strategy Fund	Franklin Advisers, Inc. (“Franklin Advisers”) and Templeton Investment Counsel, LLC (“Templeton Investment”)
Government Securities Fund	SAAMCo
Growth Fund	American Century Investment Management, Inc. (“American Century”)
Growth & Income Fund	SAAMCo
Health Sciences Fund	T. Rowe Price
Inflation Protected Fund	PineBridge
International Equities Fund	PineBridge
International Government Bond Fund	PineBridge
International Growth I Fund	American Century, Invesco and Massachusetts Financial Services Company (“MFS”)
Large Cap Core Fund	Wells Capital Management Incorporated (“Wells Capital”)
Large Capital Growth Fund	Invesco and SAAMCo
Mid Cap Index Fund	SAAMCo
Mid Cap Strategic Growth Fund	Morgan Stanley Investment Management Inc. (“MSIM”) and PineBridge
Money Market I Fund	SAAMCo
Nasdaq-100 Index Fund	SAAMCo
Science & Technology Fund	RCM Capital Management LLC (“RCM Capital”), T. Rowe Price and Wellington Management Company, LLP (“Wellington Management”)
Small Cap Aggressive Growth Fund	Wells Capital
Small Cap Fund	Bridgeway Capital Management, Inc. (“Bridgeway Capital”), Invesco and T. Rowe Price
Small Cap Index Fund	SAAMCo
Small Cap Special Values Fund	Dreman Value Management, LLC (“Dreman”) and Wells Capital
Small-Mid Growth Fund	Wells Capital and Century Capital Management, LLC (“Century Capital”)
Stock Index Fund	SAAMCo
Value Fund	OppenheimerFunds, Inc. (“Oppenheimer”)

Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.

VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2010, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Fund Name	Aggregate Sub-Advisory Fee Rate
Asset Allocation Fund	0.25%
Blue Chip Growth Fund	0.39%
Broad Cap Value Income Fund	0.66%
Capital Conservation Fund	0.25%
Core Equity Fund	0.35%
Dividend Value Fund	0.45%
Foreign Value Fund	0.40%
Global Equity Fund	0.48%
Global Real Estate Fund	0.50%
Global Social Awareness Fund	0.25%
Global Strategy Fund	0.40%
Government Securities Fund	0.25%
Growth Fund	0.45%
Growth & Income Fund	0.25%
Health Sciences Fund	0.60%
Inflation Protected Fund	0.25%
International Equities Fund	0.10%
International Government Bond Fund	0.25%
International Growth I Fund	0.58%
Large Cap Core Fund	0.39%
Large Capital Growth Fund	0.42%
Mid Cap Index Fund	0.02%
Mid Cap Strategic Growth Fund	0.45%
Money Market I Fund	0.12%
Nasdaq-100 Index Fund	0.15%
Science & Technology Fund	0.59%
Small Cap Aggressive Growth Fund	0.55%
Small Cap Fund	0.57%
Small Cap Index Fund	0.02%
Small Cap Special Values Fund	0.60%
Small-Mid Growth Fund	0.60%
Stock Index Fund	0.02%
Value Fund	0.45%

For the last three fiscal years ended May 31, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.

Fund	Sub-Adviser	2010	2009	2008
Asset Allocation Fund	PineBridge	$311,906	$301,619	$415,221
Blue Chip Growth Fund	T. Rowe Price	1,675,160	1,301,962	724,766
Broad Cap Value Income Fund	BHMS	131,563	123,288	173,644
Capital Conservation Fund	PineBridge	296,214	285,729	418,368
Core Equity Fund	BIM	787,746	825,140	1,326,254
Dividend Value Fund	American Century	527,262	536,283	907,503
Foreign Value Fund	Templeton Global	3,134,660	2,625,922	4,021,809
Global Equity Fund[1]	BFM	837,980	—	—
	Putnam	308,902	1,162,696	1,886,628
Global Real Estate Fund	GSAM	764,992	347,309	6,713
	Invesco	604,484	269,499	5,878
Global Social Awareness Fund	PineBridge	692,062	877,562	1,163,125
Global Strategy Fund	Franklin Advisers Templeton Investment	734,530 853,632	682,047 857,752	689,096 1,295,914
Government Securities Fund[2]	PineBridge SAAMCo	87,381 245,807	466,680 —	309,732 —
Growth Fund	American Century	2,984,188	3,265,224	4,977,978
Growth & Income Fund	SAAMCo	204,448	217,909	343,935
Health Sciences Fund	T. Rowe Price	1,008,114	941,119	1,172,440
Inflation Protected Fund	PineBridge	471,036	390,831	116,180

Fund	Sub-Adviser	2010	2009	2008
International Equities Fund	PineBridge	851,924	750,047	1,101,730
International Government Bond Fund	PineBridge	383,485	394,396	367,058
International Growth I Fund	American Century Invesco MFS	1,587,130 700,068 690,350	1,494,246 638,348 623,626	2,127,120 900,131 853,117
Large Cap Core Fund	Wells Capital (including predecessor, Evergreen)[3]	418,330	343,788	287,214
Large Capital Growth Fund	Invesco	744,679	759,236	1,146,219
	SAAMCo	771,636	760,697	1,145,223
Mid Cap Index Fund[4]	PineBridge SAAMCo	191,344 219,002	378,235 —	580,798 —
Mid Cap Strategic Growth Fund	PineBridge	593,640	512,371	782,731
	MSIM	492,558	502,871	786,926
Money Market I Fund	SAAMCo	675,385	720,833	659,744
Nasdaq-100 Index Fund[4]	PineBridge SAAMCo	66,747 79,488	104,365 —	136,492 —
Science & Technology Fund	RCM Capital T. Rowe Price Wellington Management	1,596,729 1,408,095 1,088,869	1,357,351 1,172,452 971,976	2,040,340 1,811,660 1,576,042
Small Cap Aggressive Growth Fund	Wells Capital	371,244	244,642	337,643
Small Cap Fund[5]	Invesco American Century Bridgeway Franklin Portfolio Associates, LLC T. Rowe Price	992,733 — 186,161 — 385,505	1,014,827 — 197,576 — 349,363	306,639 964,233 404,324 312,945 587,953
Small Cap Index Fund	PineBridge SAAMCo	78,720 88,451	157,634 —	236,450 —
Small Cap Special Values Fund[6]	Dreman	390,794	—	—
	Wells Capital (including predecessor, Evergreen)[3]	657,531	566,974	881,408
	Putnam	141,835	481,894	883,453
Small-Mid Growth Fund	Wells Capital (including predecessor, Evergreen)[3]	547,823	491,724	759,134
Stock Index Fund	PineBridge SAAMCo	240,755 255,901	490,018 —	684,274 —
Value Fund	Oppenheimer	754,788	841,145	616,812

1	Effective September 14, 2009, BFM was added as a co-sub-adviser of the Global Equity Fund replacing Putnam Investment Management, LLC (“Putnam”) as sub-adviser.
2	Effective August 10, 2009, relating to Government Securities Fund, SAAMCo replaced PineBridge as sub-adviser.
3	Effective April 1, 2010, the investment advisory operations and all advisory personnel of Evergreen Investment Management Company, LLC (“Evergreen”) were transferred to its affiliated adviser, Wells Capital; both subsidiaries of Wells Fargo & Company.
4	Effective December 1, 2009, relating to Mid Cap Index Fund, Nasdaq-100 Index Fund, Small Cap Index Fund and Stock Index Fund, SAAMCo replaced PineBridge as sub-adviser.
5	Effective March 10, 2008, Invesco was added as a co-sub-adviser of the Small Cap Fund replacing American Century and Franklin Portfolio Associates, LLC.
6	Effective September 14, 2009, Dreman was added as a co-sub-adviser of the Small Cap Special Values Fund replacing Putnam as sub-adviser.

For the last three fiscal years ended May 31, VALIC retained the following amounts after the payment of sub-advisory fees:

	Fees Retained by VALIC for Fiscal Year Ended May 31,
Fund Name	2010	2009	2008
Asset Allocation Fund	$311,906	$303,622	$415,221
Blue Chip Growth Fund	1,505,149	1,159,169	656,419
Broad Cap Value Income Fund	7,245	5,727	28,645
Capital Conservation Fund	296,214	287,407	418,367

	Fees Retained by VALIC for Fiscal Year Ended May 31,
Fund Name	2010	2009	2008
Core Equity Fund	1,012,815	1,069,079	1,715,101
Dividend Value Fund	374,942	387,996	695,065
Foreign Value Fund	2,189,729	1,797,706	2,873,250
Global Equity Fund	782,120	813,795	1,520,766
Global Real Estate Fund *	667,606	306,550	6,360
Global Social Awareness Fund	692,063	884,502	1,163,124
Global Strategy Fund	397,040	391,312	496,253
Government Securities Fund	333,189	471,855	309,732
Growth Fund	1,887,550	1,888,598	2,850,149
Growth & Income Fund	408,896	438,207	687,871
Health Sciences Fund	672,077	632,929	783,344
Inflation Protected Fund	471,037	393,199	116,180
International Equities Fund	1,777,885	1,631,596	2,152,596
International Government Bond Fund	383,483	396,898	367,057
International Growth I Fund	1,723,530	1,626,990	2,234,227
Large Cap Core Fund	334,505	259,453	215,411
Large Capital Growth Fund	767,077	777,403	1,193,677
Mid Cap Index Fund	5,031,481	4,679,373	6,983,932
Mid Cap Strategic Growth Fund	601,530	558,409	822,625
Money Market I Fund	1,575,899	1,688,457	1,539,451
Nasdaq-100 Index Fund	243,725	174,940	227,488
Science & Technology Fund	2,009,413	1,767,821	2,698,341
Small Cap Aggressive Growth Fund	202,496	134,806	184,169
Small Cap Fund	883,708	885,009	1,303,408
Small Cap Index Fund	2,234,971	2,130,927	3,031,681
Small Cap Special Values Fund	304,481	246,923	480,317
Small-Mid Growth Fund	228,680	211,530	361,395
Stock Index Fund	7,382,219	7,146,828	10,956,060
Value Fund	553,511	623,305	453,045

*	Commenced operations on March 10, 2008.

American Century is a direct subsidiary of American Century Companies, Inc. SAAMCo is a wholly-owned subsidiary of SAFG Retirement Services, Inc. (formerly AIG Retirement Services, Inc.; formerly AIG SunAmerica Inc.) and an indirect wholly-owned subsidiary of AIG. BHMS is a wholly owned subsidiary of Old Mutual Asset Management (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BIM and BFM (collectively “BlackRock”) are subsidiaries of BlackRock, Inc., a global investment manager. Bank of America (through its ownership of Merrill Lynch) and The PNC Financial Services Group, Inc. own approximately 47.4% and 31.5%, respectively, of the outstanding capital stock of BlackRock. The remaining approximately 21.1% is held by employees and the public. Bridgeway Capital is a privately-owned Texas corporation that is majority owned by John Montgomery and his family. Century Capital is a private, employee-owned Delaware limited liability company that is controlled by Alexander L. Thorndike and Davis R. Fulkerson, the firm’s majority owners. Dreman is a privately owned Delaware limited liability company that is majority owned by David Dreman and his family. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as “Franklin Templeton Investments”). GSAM is a direct and indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MSIM is a wholly-owned subsidiary of Morgan Stanley & Co., Inc. Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is controlled by MassMutual Holdings LLC. PineBridge is an indirect subsidiary of Bridge Partners, LP, a partnership formed by Pacific Century Group, an Asia-based private investment group. RCM Capital is an indirect wholly-owned subsidiary of Allianz Global Investors AG, which is owned by Allianz SE. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Wellington Management is a Massachusetts limited liability partnership. Wells Capital is a wholly-owned subsidiary of Wells Fargo Bank, N.A, which in turn is wholly owned by Wells Fargo & Company, a publicly listed company.

SERVICE AGREEMENTS

Service Agreements with Affiliates

VC I has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual report to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds.

Pursuant to the Administrative Services Agreement, VC I pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds. For the last three fiscal years ended May 31, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

Fund Name	2010	2009	2008
Asset Allocation Fund	$87,334	$84,734	$116,264
Blue Chip Growth Fund	301,030	230,976	127,076
Broad Cap Value Income Fund	13,881	12,902	20,229
Capital Conservation Fund	82,940	80,239	117,143
Core Equity Fund	157,549	166,701	272,193
Dividend Value Fund	82,018	84,025	145,688
Foreign Value Fund	549,932	450,013	727,362
Global Equity Fund	166,737	172,196	302,326
Global Real Estate Fund*	191,394	86,180	1,769
Global Social Awareness Fund	193,778	246,689	325,675
Global Strategy Fund	277,928	270,356	347,377
Government Securities Fund	93,293	131,395	86,725
Growth Fund	462,231	458,332	684,841
Growth & Income Fund	57,246	61,238	96,302
Health Sciences Fund	117,613	110,183	136,905
Inflation Protected Fund	131,890	109,764	32,530
International Equities Fund	596,347	526,867	771,211
International Government Bond Fund	107,375	110,781	102,776
International Growth I Fund	356,760	332,971	472,673
Large Cap Core Fund	75,284	60,324	50,263
Large Capital Growth Fund	249,746	251,271	381,185
Mid Cap Index Fund	1,383,712	1,276,130	1,980,295
Mid Cap Strategic Growth Fund	168,964	158,519	244,169
Money Market I Fund	393,975	421,626	384,851
Nasdaq-100 Index Fund	68,243	48,878	63,697
Science & Technology Fund	482,020	414,116	648,643
Small Cap Aggressive Growth Fund	47,249	31,249	42,973
Small Cap Fund	191,371	191,926	309,441
Small Cap Index Fund	532,600	501,218	775,077
Small Cap Special Values Fund	139,500	120,940	209,550
Small-Mid Growth Fund	63,947	57,915	92,279
Stock Index Fund	2,076,589	2,041,454	3,389,921
Value Fund	117,411	131,568	96,119

*	Commenced operations on March 10, 2008.

VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost.

For the last three fiscal years ended May 31, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

Fund Name	2010	2009	2008
Asset Allocation Fund	$1,129	$983	$1,567
Blue Chip Growth Fund	1,488	1,399	2,567
Broad Cap Value Income Fund	1,030	680	1,184
Capital Conservation Fund	1,153	1,158	1,567
Core Equity Fund	1,210	1,404	1,772
Dividend Value Fund	1,129	983	1,567
Foreign Value Fund	1,651	680	1,184
Global Equity Fund	1,121	898	1,587
Global Real Estate Fund *	722	890	1,846
Global Social Awareness Fund	2,954	1,386	1,567
Global Strategy Fund	1,068	680	1,184
Government Securities Fund	1,672	2,616	1,772
Growth Fund	953	1,201	1,587
Growth & Income Fund	1,129	983	1,567
Health Sciences Fund	3,895	983	1,567
Inflation Protected Fund	1,049	553	1,368
International Equities Fund	7,654	11,246	9,643
International Government Bond Fund	1,582	516	722
International Growth I Fund	1,416	1,050	2,365
Large Cap Core Fund	1,068	680	1,184
Large Capital Growth Fund	1,145	1,087	1,449
Mid Cap Index Fund	9,320	12,265	11,272
Mid Cap Strategic Growth Fund	1,137	1,015	1,225
Money Market I Fund	9,753	14,549	11,344
Nasdaq-100 Index Fund	8,623	8,463	7,828
Science & Technology Fund	7,000	9,012	7,360
Small Cap Aggressive Growth Fund	1,068	680	1,184
Small Cap Fund	1,129	937	1,614
Small Cap Index Fund	8,057	9,703	8,108
Small Cap Special Values Fund	1,758	680	1,184
Small-Mid Growth Fund	1,068	680	1,184
Stock Index Fund	10,277	14,925	12,963
Value Fund	1,439	1,196	2,865

*	Commenced operations on March 10, 2008.

PORTFOLIO MANAGERS

Other Accounts

The portfolio managers primarily responsible for the day-to-day management of the Funds, all of whom are listed as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2010, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Asset Allocation Fund	PineBridge	Cai, Lan	2	175	4(1)	312.9(220.8)	8(2)	1,010.1(299.9)
		Campion, Timothy	2	175	4(1)	312.9(220.8)	9(1)	1,010.1(250.1)
		Kelly, Michael	5	548.1	6(1)	664	12(2)	1,471.2(299.8)
		Aragon, Jose R.	4	720.9	0	0	0	0
		Vanden Assem, Robert	11	757.2	0	0	13(2)	2,256.1(446)
Blue Chip Growth Fund	T. Rowe Price	Puglia, Larry	14	16,244.0	3	1,088.0	11	1,364.9
Broad Cap Value Income Fund (information provided is as of 6/30/10)	BHMS	Culler, Timothy	1	292.3	0	0	36(3)	3,394.4(410.6)
		Giambrone, Mark	8(1)	2,571.3(2,256)	2	232.3	38	1,715.4
		Barrow, James	13(3)	24,764(22,141)	2	232.3	26	2,121.7
		Chambers, Robert	8	1,299.8	4	821.6	88	4,164.9
		Nixon, Jr. Ray	1	307.9	0	0	26	2,107.5
Capital Conservation	PineBridge	Dunlevy, John	10	352.3	2	105	8	255.7
		Vanden Assem, Robert	11	757.2	0	0	13(2)	2,256.1(446)
		Burns, Dana	11	757.2	0	0	13(2)	2,256.1(446)
Core Equity Fund	BIM	Doll, Robert C.	25	15,264	12(2)	3,181(178)	25	2,600
		Hanson, Daniel	25	15,264	12(2)	3,181(178)	25	2,600
		Rendino, Kevin	5	7,242	6	2,457	0	0
Dividend Value Fund	BIM	Shearer, Bob	12	10.099	2	14	0	0
		Anderson, Kathleen	11	9,421	1	.65	0	0
	SAAMCo	Voege, Brendan	—	—	—	—	—	—
Foreign Value Fund	Templeton	Scott, Tucker	13	37,164.4	6	10,266.9	15	4,063.2
	Global	Sweeting, Cindy	19	47,681.3	7	7,531.3	16	3,696.8
		Myers, Lisa	8	34,110.5	8	10,297.2	7	1,370.6
Global Equity Fund	BFM	Callan, Thomas P.	12	9,396	18(1)	1,851(586)	10(1)	1,540(97.7)
		Carey, Michael D.	7	4,541	2	121	6	1,135
Global Real Estate Fund	Invesco	Blackburn, Mark	9	3,644.6	10	1,190.9	49	4,071.2
		Curbo, Paul	9	3,644.6	10	1,190.9	49	4,071.2
		Rodriguez, Jr., Joe	9	3,644.6	10	1,190.9	49	4,071.2
		Turner, Darin	5	2,875.1	10	1,190.9	49	4,071.2
		Trowbridge, James	9	3,644.6	10	1,190.9	49	4,071.2
		Wang, Ping-Ying	8	3,425	10	1,190.9	49	4,071.2
	GSAM	Kruth, David	5	1,600	0	0	22(1)	490(39)
		Otness, James	7	3,491	2	88	40(2)	435(170)
Global Social Awareness Fund	PineBridge	Azema-Barac, Magali	—	—	—	—	6(1)	959.3(250.1)
		Cai, Lan	2	175	4(1)	312.9(220.8)	8(2)	1,010.1(299.9)
		Campion, Timothy	2	175	4(1)	312.9(220.8)	9(1)	1,010.1(250.1)
		Kelly, Michael	5	548.1	6(1)	664	12(2)	1,471.2(299.8)
		Samonov, Mikhail	—	—	—	—	6(1)	959.3(250.1)
Global Strategy Fund	Templeton	Nori, Peter	8	12,795.0	3	1,046.7	31	4,800.6
	Investment	Sadler, Tina	7	4,585.5	4	139.0	29	4,527.4
		Nagle, Matt	3	6,843.8	3	1,385.7	8	1,408.0
	Franklin Advisers	Hasenstab, Michael	13	41,784.3	24	42,831.8	12	1,551.8
Government Securities Fund	SAAMCo	Cheah, Michael	3	656	0	0	0	0
Growth Fund	American	LeGard, E.A. Prescott	6	7,000	2	38.1	4	872.1
	Century	Martin, William	7	3,900	1	31.6	2	3.1
		Pang, Lynette	5	677.5	0	0	1	1.3
		Woodhams, Gregory	6	7,000	2	38.1	4	872.1
		Creveling, Keith	1	393	3	145.2	9	2,800
		Puff, Brent	1	393	3	145.2	9	2,800

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Growth & Income Fund	SAAMCo	Neimeth, Steve	4	332.7	0	0	0	0
		Massey, John	6	810.2	0	0	0	0
Health Sciences Fund	T. Rowe Price	Jenner, Kris	3	2,380.71	1	136.5	3	120.6
Inflation Protected Fund	PineBridge	Vanden Assem, Robert	11	757.2	0	0	13(2)	2,256.1(446)
		Angrawal, Amit	11	757.2	0	0	13(2)	2,256.1(446)
International Equities Fund	PineBridge	Cai, Lan	2	175	4(1)	312.9(220.8)	8(2)	1,010.1(299.9)
		Campion, Timothy	2	175	4(1)	312.9(220.8)	9(1)	1,010.1(250.1)
		Kelly, Michael	5	548.1	6(1)	664	12(2)	1,471.2(299.8)
		Sekiya, Akihiro	0	0	10	1,319.9	1	10.5
International Government Bond Fund	PineBridge	Faergemann, Anders	2	100.4	6	1,041.9	3(2)	135.9(28.6)
		King, Anthony	2	100.4	6	1,041.9	3(2)	135.9(28.6)
		Mittal, Rajeev	2	100.4	6	1,041.9	3(2)	135.9(28.6)
		Ueda, Hachidai	2	100.4	6	1,041.9	3(2)	135.9(28.6)
International Growth I Fund	Invesco	Olsson, Clas	10	6,763,8	9	3,114,4	4,305	1,460
		Sides, Barrett	10	6,430.9	3	390.2	4,305	1,460
		Holzer, Jason	12	7,690.6	9	3,114.4	4,305	1,460
		Cao, Shuxin (Steve)	12	8,524.5	1	225.8	4,305	1,460
		Dennis, Matthew	9	6,606.2	4	278.2	4,304	1,327.3
	American Century	Tedder, Alexander	4	1,900	0	0	1	157.8
		Gandhi, Rajesh	4	1,900	0	0	1	157.8
	MFS	Ling, Daniel	10	7,480	1	186.6	22(1)	4,515(346.6)
		Smith, Marcus L.	10	7,480	1	186.6	24(1)	4,953(346.6)
Large Cap Core Fund	WellsCap	McCormick, Walter	4	1,801	1	10	5	5
		Sanders, Jr., Emory W.	4	1,801	1	10	5	5
Large Capital Growth Fund	Invesco	Keeling, Geoffrey	3	1,945.2	0	0	13	2.7
		Shoss, Robert	3	1,945.2	0	0	13	2.7
	SAAMCo	Massey, John	6	674	0	0	0	0
Mid Cap Index Fund	SAAMCo	Kurtz, James	10	4,919.6	0	0	0	0
Mid Cap Strategic Growth Fund	PineBridge	Cuellar, Jaime	—	—	—	—	—	—
		Swann, Craig	—	—	—	—	—	—
	MSIM	Lynch, Dennis	34	20,014.5	4	1,485.5	12	894.2
		Cohen, David	34	20,014.5	4	1,485.5	12	894.2
		Chainani, Sandeep	34	20,014.5	4	1,485.5	12	894.2
		Norton, Alexander	34	20,014.5	4	1,485.5	12	894.2
		Yeung, Jason	34	20,014.5	4	1,485.5	12	894.2
		Nash, Armistead	34	20,014.5	4	1,485.5	12	894.2
Money Market I Fund	SAAMCo	Not Applicable
Nasdaq-100 Index Fund	SAAMCo	Kurtz, James	10	6,917.8	0	0	0	0

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of May 31, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Science & Technology Fund	T. Rowe Price	Allen, Kennard	2	2,848.4	0	0	0	0
	RCM Capital	Price, Jr., Walter	7	1,919	6(3)	243(116)	10	498
		Chen, Huachen	6	1,908	4(1)	234(107)	16	506
	Wellington	Averill, John	7	133.5	25(3)	553.2(181)	77(12)	1,458.8(184.2)
	Management	Boullet, Nicolas	6	78.5	15(1)	204(23)	65(10)	729.9(80.9)
		Glazer, Bruce	7	60	26(3)	576.3(398.1)	79(12)	580.1(82.3)
		Killian, Anita	7	40.8	15(1)	97.4(11.6)	35(8)	233.19(61.6)
		Masdea, Michael	0	0	2	13	8	22.9
Small Cap Aggressive Growth Fund	Wells Capital	Philpott, Jerome “Cam”	9	1,995	2	25	24	1,842
		Roberts, Stuart	9	1,995	2	25	24	1,842
Small Cap Fund	Invesco	Ellis, Juliet	12	4,268.7	0	0	2	200
		Hartsfield, Juan	15	4,976.3	1	55.7	2	200
	Bridgeway Capital	Montgomery, John	19	2,523	0	0	31	168
	T. Rowe Price	McCrickard, Gregory	6	6,130.2	2	140.2	4	451.6
Small Cap Index Fund	SAAMCo	Kurtz, James	10	6,211.7	0	0	0	0
Small Cap Special Values Fund	Dreman*	Roach, Mark	6	29	0	0	21	169

	WellsCap	Tringas, James	8	1,815	1	7	12	315
		Rifkin, Robert	—	—	—	—	—	—
Small-Mid Growth Fund	Century Capital	Bisson, Donald	0	0	1	1	11	340
	Wells Capital	Freeman, Linda	2	289	0	0	6	239
		Drummond, Jeff	2	289	0	0	6	239
		Rick, Edward	2	289	0	0	6	239
		Harrison, Jeffrey	2	289	0	0	6	239
		Carder, Paul	2	289	0	0	6	239
		Evans, Lori	—	—	—	—	—	—
		Junkin, Robert	—	—	—	—	—	—
Stock Index Fund	SAAMCo	Kurtz, James	10	4,032.3	0	0	0	0
Value Fund	Oppenheimer	Williams, Mitch	8	4,854	0	0	4	189
		Damian, John	12	7,657	2	32	1	128

*	Reported information does not include Small Cap Special Values Fund.

Potential Conflicts of Interest

As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

•

Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Sub-adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and sub-adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•

Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, they do periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts), causing a conflict of interest.

•

Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Sub-adviser’s Codes of Ethics will eliminate such conflicts.

Other than the conflicts described above, VC I is not aware of any material conflicts that may arise in the connection with each Sub-adviser’s management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they sub-advise fairly and equitably over time.

Compensation

Pursuant to the Sub-advisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.

American Century

American Century Portfolio Manager compensation is structured to align the interests of Portfolio Managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary. Portfolio Managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Growth Fund and International Growth I Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of International Growth I, the Growth sleeve of Growth and the Global Growth sleeve of Growth are not separately considered in determining portfolio manager compensation. For the Disciplined Growth sleeve of Growth, the performance of the sleeve is not separately considered in determining compensation for Bill Martin, but the performance of the sleeve compared to a comparable American Century mutual fund is considered in determining the compensation for Lynette Pang.

A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the Portfolio Manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of some Portfolio Managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Finally, Portfolio Manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of Portfolio Manager bonuses while also providing a link to the adviser’s ability to pay.

Restricted Stock Plans. Portfolio Managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio Managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the Portfolio Manager chooses to invest them.

BHMS

In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to distinct accounts managed by a Portfolio Manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of Portfolio Managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager and Portfolio Managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

BlackRock

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation. Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and, for certain portfolio management teams, a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include:

Portfolio Manager	Portfolio Managed	Benchmarks Applicable to Each Manager

Kathleen Anderson Bob Shearer	Dividend Value Fund	A combination of Lipper Equity Income Funds and Utility Fund classifications.
Thomas Callan Michael Carey	Global Equity Fund	A combination of Lipper Global Multi-Cap Core, Global Multi-Cap Growth, Health/Biotechnology, Global Health/Biotechnology, International Multi-Cap Core, International Multi-Cap Growth, Mid-Cap Core and Mid-Cap Growth Funds classifications.
Bob Doll Haniel Hanson	Core Equity Fund	A combination of Lipper Multi-Cap Core, Multi-Cap Growth and Multi-Cap Value Funds classifications.
Kevin Rendino	Core Equity Fund	A combination of Lipper Large-Cap Value and Multi-Cap Value Funds classifications.

Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention; align their interests with long-term shareholder interests; and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc, restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Ms. Anderson, Messrs. Carey, Hanson and Shearer have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Ms. Anderson, Messrs. Carey, Doll, Hanson, Rendino and Shearer have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Bridgeway Capital

The objective of Bridgeway Capital’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway Capital’s size and geographical location. Bridgeway Capital evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of Bridgeway Capital’s investment management team, including John Montgomery, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway Capital relative to peer companies. Bridgeway Capital’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks (Small Cap Fund: Russell 2000® Index), c) operating costs of Bridgeway Capital and d) because Bridgeway Capital is an S-corporation, the amount of distributions to be made by Bridgeway Capital to its shareholders at least sufficient to satisfy the payment of taxes due on Bridgeway Capital’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in Bridgeway Capital. With the exception of John Montgomery, investment team members (as well as all of Bridgeway Capital’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of Bridgeway Capital or both. The value of this ownership is a function of the profitability and growth of Bridgeway Capital. Bridgeway Capital is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway Capital. However, by policy of Bridgeway Capital, John Montgomery may only receive distributions from Bridgeway Capital in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Century Capital

Century Capital’s portfolio managers receive a compensation package that includes a base salary, annual bonus, and employee benefits that are generally available to all employees of the firm. Each portfolio manager’s base salary is determined annually and reflects the portfolio manager’s level of experience and his responsibilities and tenure at the firm.

Each portfolio manager’s bonus structure is unique. Portfolio Manager Donald Bisson receives an annual bonus that is based primarily on a percentage of total revenues received by Century Capital for providing investment advisory services to the funds and other accounts for which he serves as portfolio manager. This revenue-based incentive, which is directly related to the asset levels of the funds and other accounts that Mr. Bisson manages, can represent a significant portion of his overall compensation. A portion of Mr. Bisson’s bonus is linked to the performance of the funds and the other accounts compared to the Russell 2500 Growth index over a one year period. The portion of the bonus related to the performance of a fund is based on the fund’s net pre-tax performance.

Mr. Bisson also participates in the equity ownership of Century Capital, which is a private, employee-owned limited liability company. The firm’s equity owners receive periodic distributions of the firm’s profits.

Dreman

Dreman’s compensation plans are designed to attract and retain experienced and exceptional professionals. Dreman has a highly competitive compensation plan made up of a fixed salary component, a variable bonus component, comprehensive benefits, a profit sharing plan and the possibility of ownership in the firm. The variable bonus allows Dreman to compensate its investment professionals based on results, which aligns its interests directly with its clients’ interests.

Base salaries are a factor of job function. Dreman offers competitive pay by many measures including compensation surveys compiled for the asset management industry and the broader financial services industry.

Variable bonuses, which are based on performance, may include some or all of the following components: cash, stock appreciation rights and outright stock grants. There are many measures of performance. For portfolio managers and analysts, success is defined largely by their ability to generate superior investment results for our clients relative to their benchmarks, peer group and client objectives. For Dreman’s client service team, important factors are retention and other measures of general client satisfaction.

In addition to offering employees a comprehensive compensation package with full benefits (medical, dental, vision, disability, vacation, profit sharing), we are committed to maintaining a rewarding work environment that fosters teamwork, innovation and camaraderie. Dreman offers continuing education and training to its professionals and actively encourages its people to avail themselves of those resources. Importantly, Dreman know that workplace diversity provides real benefits to the firm and its clients and it strives to maintain a professional environment supportive of that diversity.

Franklin Advisers

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:

Base salary. Each Portfolio Manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Managers with those of a Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).

The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in granting annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment Performance. Primary consideration is given to the historic investment performance of all accounts managed by the Portfolio Manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (Global Strategy Fund: Lipper Global Flexible Portfolio Category, MSCI All Country World Index, MSCI Fixed Income Index, and JP Morgan Global Government Bond Index).

•

Non-Investment Performance. The more qualitative contributions of a Portfolio Manager to a manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities: The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.

Additional long term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.

All Portfolio Managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

Mellon Elective Deferred Compensation Plan

Portfolio Managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s elective deferred compensation plan.

GSAM

Compensation for portfolio managers of the Investment Advisers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Advisers and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for this Fund is: MSCI World Index

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Invesco

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:

•

Base salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

Annual bonus. The Portfolio Managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each Portfolio Manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.

Sub-Advisor	Performance time period[1]
Invesco[2,3]	One-, Three- and Five-year performance against Fund peer group
Invesco– Invesco Real Estate U.S.	N/A

[1]	Rolling time periods based on calendar year-end.
[2]

Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the Portfolio Manager at the time the award is granted.

[3]

Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

Invesco Real Estate U.S.’s bonus is based on net operating profits of Invesco – Invesco Real Estate U.S., a business division of Invesco.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•

Equity-based compensation. Portfolio Managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees.

MFS

Portfolio Manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary. Base salary represents a smaller percentage of Portfolio Manager total cash compensation (generally below 10%) than performance bonus.

•	Performance Bonus. Generally, the performance bonus represents more than a majority of Portfolio Manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)

Daniel Ling	Standard & Poor’s EPAC Large Mid Cap Growth Index
MSCI All Country (ex U.S.) World Index
MSCI EAFE Growth Index
Lipper International Funds
MSCI EAFE Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI World (ex U.S.) Index
MSCI EAFE & Canada Index

Marcus L. Smith	Lipper International Funds
MSCI EAFE Index
MSCI World (ex U.S.) Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
Standard & Poor’s EPAC Large Mid Cap Growth Index
MSCI EAFE Growth Index
MSCI All Country World (ex U.S.) Index
MSCI EAFE & Canada Index

Additional or different benchmarks, including versions of indices and custom indices, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other Portfolio Managers, analysts and traders) and management’s assessment of overall Portfolio Manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio Managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, Portfolio Managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any Portfolio Manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

MSIM

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Advisers.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser and/or Sub-Advisers or their affiliates. For 2009 awards, this provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading position, investments or holdings.

•

Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- , five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable.

Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser and/or Sub-Advisers.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Oppenheimer

As indicated in the Other Accounts table above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as or different from, the Fund’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

Compensation of the Portfolio Managers. The Fund’s Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its Portfolio Managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the Portfolio Managers’ and analysts’ interests with the success of the funds and accounts and their investors. The manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of May 31, 2010, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the manager’s holding company parent. Senior Portfolio Managers may also be eligible to participate in the manager’s deferred compensation plan.

The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management (Value Fund: Lipper Large Cap Value Category). Other factors include management quality

(such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

PineBridge

Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge Investments. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

RCM Capital

RCM Capital Management LLC maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. Our compensation structure reflects our belief that investment professionals are a key element of our company’s success in meeting clients’ objectives. RCM Capital Management LLC compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).

Bonus Program. The primary components of our compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). We strive to provide our people with a competitive overall package in which we conduct ongoing research to ensure each component as well as total compensation is ahead of, or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of our business medium term.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component, often even capped at certain levels and only adjusted every few years.

Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. Our regional CIOs as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.

The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between our clients, senior professionals as well as our corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM Capital Management LLC as well as Allianz Global Investors, our parent. LTIPA is awarded annually – for senior professionals it typically amounts to between 20-30 percent of total compensation - and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows to emphasize the longer term nature of many of the projects critical for us to deliver for clients on a sustainable basis.

Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM Capital Management LLC to manage the fund. Under this program portfolio managers also are eligible to participate in the LTIP program and the benefits plan referenced above.

SAAMCo

SAAMCo believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SAAMCo’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a fund’s individual performance and the organizational performance of SAAMCo and the investment department.

The most significant component of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the fund’s total return, net of fees, relative to the one-year and three-year Lipper Inc. rankings. The organizational performance component of the portfolio manager’s bonus is driven by: (1) overall profitability of SunAmerica; (2) the portfolio manager’s overall engagement of the investment process; (3) the construction of the manager’s portfolio and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of SAAMCo. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SAAMCo may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.

T. Rowe Price

Portfolio Manager compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, Portfolio Managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Investment performance over one, three, five, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500®) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well (Blue Chip Growth Fund: S&P 500® Index, Russell 2000® Index and Lipper Large Cap Growth Category; Health Sciences Fund: Lipper Health and Biotechnology Category; Science & Technology Fund: Lipper Science & Technology Category; and Small Cap Fund: Russell 2000® Index and Lipper Small Core Category). Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance is over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other Portfolio Managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the Portfolio Manager.

Templeton Global and Templeton Investment

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:

Base salary. Each Portfolio Manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Managers with those of a Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).

The deferred equity based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in granting annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the Portfolio Manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (Foreign Value Fund: Lipper International Multi-Cap Core Category and MSCI EAFE Index; and Global Strategy Fund: Lipper Global Flexible Portfolio Category, MSCI All Country World Index, MSCI Fixed Income Index, and JP Morgan Global Government Bond Index).

•	Non-Investment Performance. For senior Portfolio Managers, there is a qualitative evaluation based on leadership and mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.

•

Research. Where the portfolio management team also has research responsibilities, each Portfolio Manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Additional long term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.

Wellington Management

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Averill and Glazer also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Description of Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and VALIC on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended May 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500® Information Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Ms. Killian and Messrs. Averill and Glazer are partners of the firm.

Wells Capital

The compensation structure for Wells Capital’s portfolio managers includes a competitive fixed base salary plus variable incentives. Wells Capital utilizes investment management compensation surveys as confirmation. Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1-, 3- and 5-year performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectuses.

Ownership of Portfolio Shares

As of May 31, 2010, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.

PORTFOLIO TURNOVER

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the Asset Allocation Fund increased from the prior fiscal year from 108% to 143%, after decreasing from 124% the year prior to the last. The changes in the portfolio turnover rate were due to transitioning the portfolio from a defensive stance during the 2008 recession to a more aggressive stance during the market recovery that began in 2009.

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the Capital Conservation Fund increased from the prior fiscal year from 122% to 170%. The change in the portfolio turnover rate was due to increases in overall market liquidity, the new issuance calendar, and the Fund’s allocation to Financials.

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the Global Equity Fund increased from the prior fiscal year from 109% to 236%. The change in the portfolio turnover rate was due to the result of a sub-adviser change in September 2009 and the implementation of the new portfolio management team’s buying/selling portfolio securities that were consistent with its investment style.

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the Government Securities Fund increased from the prior fiscal year from 126% to 216%. The change in the portfolio turnover rate was due to portfolio manager’s efforts to capture return in a volatile fixed income market.

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the International Government Bond Fund decreased from the prior fiscal year from 224% to 147%. The change in the portfolio turnover rate was due to reduced opportunities in the investment grade corporate new issues markets. Premiums declined, especially in the Euro market, and the Fund participated in fewer new issues as a result.

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the Small Cap Special Values Fund increased from the prior fiscal year from 67% to 98%. The change in the portfolio turnover rate was due to the result of a sub-adviser change in September 2009 and the implementation of the new portfolio management team’s buying/selling portfolio securities that were consistent with its investment style.

For the fiscal year ended May 31, 2010, the portfolio turnover rate of the Value Fund decreased from the prior fiscal year from 173% to 105%. The change in the portfolio turnover rate was due to lower overall market volatility during the fiscal year and the completed transition to the current portfolio managers during the previous fiscal year.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.

Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100 Index Fund, the Blue Chip Growth Fund, and the Global Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Dividend Value Fund, Growth & Income Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and Growth Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC I normally enters into principal transactions directly with the issuer or the market-maker.

When VC I purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC I purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC I purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund’s portfolios may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC I can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC I with directed brokerage and research services, described below.

Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the Portfolio Manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a proposed commission recapture target based on asset class or styles having varying liquidity and “special handling” requirements. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.

The following chart reflects the commissions recapture activity for the last three fiscal years ended May 31.

	Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets	Fiscal Year Ending	% of Average Net Assets
	05/31/2010	05/31/2010	05/31/2009	05/31/2009	05/31/2008	05/31/2008
Asset Allocation Fund	$5,392	0.00%	$20,063	0.02%	$4,275	0.00%
Blue Chip Growth Fund	11,913	0.00%	12,447	0.00%	1,543	0.00%
Broad Cap Value Income Fund	1,098	0.01%	2,294	0.01%	2,700	0.01%
Core Equity Fund	10,308	0.00%	11,524	0.00%	7,044	0.00%
Foreign Value Fund	689	0.00%	—	0.00%	—	0.00%
Global Equity Fund	31,052	0.01%	64,246	0.03%	59,855	0.01%
Global Real Estate Fund	7,386	0.00%	7,473	0.01%	—	0.00%
Global Social Awareness Fund	26,731	0.01%	36,338	0.01%	35,194	0.01%
Growth & Income Fund	10,220	0.01%	14,615	0.02%	41,608	0.03%
Health Sciences Fund	4,380	0.00%	13,012	0.01%	4,264	0.00%
International Growth I Fund	3,998	0.00%	1,406	0.00%	439	0.00%
Large Cap Core Fund	11,158	0.01%	17,652	0.02%	12,982	0.02%
Large Capital Growth Fund	15,991	0.00%	8,916	0.00%	37,806	0.01%
Mid Cap Strategic Growth Fund	102,087	0.04%	92,016	0.04%	23,037	0.01%
Science & Technology Fund	109,443	0.02%	67,395	0.01%	124,985	0.01%
Small Cap Aggressive Growth Fund	10,539	0.02%	4,116	0.01%	17,172	0.03%
Small Cap Fund	22,374	0.01%	18,121	0.01%	14,591	0.00%
Small Cap Special Values Fund	29,752	0.01%	61,434	0.04%	77,492	0.03%
Small-Mid Growth Fund	33,104	0.04%	50,724	0.06%	13,748	0.01%

Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for VC I. The Sub-advisers will not cause VC I to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser’s ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund affects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.

The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I’s Board of Directors.

The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended May 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

2010 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$142,298	—	0.00%	0.00%
Blue Chip Growth Fund	226,811	—	0.00%	0.00%
Broad Cap Value Income Fund	9,518	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	190,652	—	0.00%	0.00%
Dividend Value Fund	40,686	$1,133	2.78%	0.29%
Foreign Value Fund	621,797	—	0.00%	0.00%
Global Equity Fund	1,009,234	—	0.00%	0.00%
Global Real Estate Fund	666,458	—	0.00%	0.00%
Global Social Awareness Fund	482,101	—	0.00%	0.00%
Global Strategy Fund	79,425	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	641,156	88,216	13.76%	5.02%
Growth & Income Fund	298,290	—	0.00%	0.00%
Health Sciences Fund	110,424	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	768,029	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth I Fund	811,765	64,169	7.90%	3.23%
Large Cap Core Fund	85,732	—	0.00%	0.00%
Large Capital Growth Fund	400,123	—	0.00%	0.00%
Mid Cap Index Fund	11,118	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	1,732,701	—	0.00%	0.00%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100 Index Fund	3,721	—	0.00%	0.00%
Science & Technology Fund	2,147,790	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	224,307	—	0.00%	0.00%
Small Cap Fund	93,131	—	0.00%	0.00%
Small Cap Index Fund	77,039	—	0.00%	0.00%
Small Cap Special Values Fund	574,345	—	0.00%	0.00%
Small-Mid Growth Fund	225,713	—	0.00%	0.00%
Stock Index Fund	126,542	—	0.00%	0.00%
Value Fund	348,946	2,998	0.86%	0.09%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were J.P. Morgan Securities (Asia Pacific) Ltd., J.P. Morgan Securities, Inc., J.P. Morgan Securities, Ltd., Oppenheimer & Co., Inc., Cazenove & Co., J.P. Morgan Clear.

In addition, for the fiscal year ended May 31, 2010, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ sub-advisers:

Portfolio	Gross Dollar Value of Purchase/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
Asset Allocation Fund	$15,003,765	$7,995
Blue Chip Growth Fund	79,279,336	51,490
Broad Cap Value Income Fund	1,472,062	1,489
Capital Conservation Fund	264,647	0
Core Equity Fund	61,003,296	87,470
Dividend Value Fund	112,533,761	37,414
Foreign Value Fund	290,161,893	273,755
Global Equity Fund	538,231,392	591,713
Global Real Estate Fund	289,429,944	485,614
Global Social Awareness Fund	760,137,371	88,001
Global Strategy Fund	38,729,323	31,424
Government Securities Fund	2,076,129,564	0
Growth Fund	1,260,153,323	619,173
Growth & Income Fund	226,188,242	284,552
Health Sciences Fund	12,978,983	8,972
Inflation Protected Fund	N/A	N/A
International Equities Fund	102,304,368	2,432
International Government Bond Fund	N/A	N/A
International Growth I Fund	739,920,212	789,218
Large Cap Core Fund	24,151,138	18,621
Large Capital Growth Fund	378,098,301	362,944
Mid Cap Index Fund	502,068,465	18,075
Mid Cap Strategic Growth Fund	2,180,599,253	1,685,943
Money Market I Fund	6,644,895,240	0
Nasdaq-100 Index Fund	46,354,287	3,436
Science & Technology Fund	865,656,410	1,132,468
Small Cap Aggressive Growth Fund	58,285,042	165,311
Small Cap Fund	90,165,926	173,578
Small Cap Index Fund	228,903,231	41,563
Small Cap Special Values Fund	59,074,893	158,574
Small-Mid Growth Fund	56,230,343	100,290
Stock Index Fund	553,608,476	105,052
Value Fund	324,642,029	327,454

2009 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker- Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$162,574	—	0.00%	0.00%
Blue Chip Growth Fund	267,429	—	0.00%	0.00%
Broad Cap Value Income Fund	13,152	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	225,499	—	0.00%	0.00%
Dividend Value Fund	46,847	$1,033	2.19%	0.13%
Foreign Value Fund	513,707	—	0.00%	0.00%
Global Equity Fund	640,979	—	0.00%	0.00%
Global Real Estate Fund	501,592	17,359	3.46%	0.02%
Global Social Awareness Fund	610,917	—	0.00%	0.00%
Global Strategy Fund	71,472	—	0.00%	0.00%

Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	804,443	58,212	7.24%	1.49%
Growth & Income Fund	462,475	—	0.00%	0.00%
Health Sciences Fund	125,983	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	1,328,573	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth I Fund	639,983	56,609	8.85%	0.47%
Large Cap Core Fund	81,022	2,513	3.10%	0.01%
Large Capital Growth Fund	357,375	—	0.00%	0.00%
Mid Cap Index Fund	239,434	—	0.00%	0.00%
Mid Fund Cap Strategic Growth Fund	1,723,179	1,982	0.12%	0.04%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100 Index Fund	16,202	—	0.00%	0.00%
Science & Technology Fund	2,104,474	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	146,920	144	0.10%	0.06%
Small Cap Fund	345,329	—	0.00%	0.00%
Small Cap Index Fund	89,461	—	0.00%	0.00%
Small Cap Special Values Fund	585,475	2,399	0.41%	0.03%
Small-Mid Growth Fund	268,892	2,931	1.09%	0.03%
Stock Index Fund	276,250	—	0.00%	0.00%
Value Fund	554,458	9,418	1.70%	0.02%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were Bear Stearn & Co., B-Trade Services LLC, BNY Brokerage, Inc., Cazenove & Co., J.P. Morgan, Inc., Merrill Lynch & Co., Inc., Morgan Stanley & Co., Inc., Oppenheimer & Co., Inc., Pershing LLC and Wachovia Securities LLC.

2008 Brokerage Commissions

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
Asset Allocation Fund	$152,676	—	0.00%	0.00%
Blue Chip Growth Fund	117,039	—	0.00%	0.00%
Broad Cap Value Income Fund	12,318	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	243,551	$14,501	5.95%	0.70%
Dividend Value Fund	73,572	360	0.49%	0.08%
Foreign Value Fund	990,311	—	0.00%	0.00%
Global Equity Fund	908,032	—	0.00%	0.00%
Global Real Estate Fund	12,825		0.00%	0.00%
Global Social Awareness Fund	1,055,652	—	0.00%	0.00%
Global Strategy Fund	84,089	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	1,142,084	16,655	1.46%	0.38%
Growth & Income Fund	702,885	—	0.00%	0.00%
Health Sciences Fund	173,266	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	1,741,005	—	0.00%	0.00%

Fund	Aggregate Brokerage Commission	Amount paid to Affiliated Broker- Dealers*	Percentage of Commissions paid to Affiliated Broker-Dealers*	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
International Government Bond Fund	—	—	0.00%	0.00%
International Growth I Fund	883,393	47,744	5.40%	0.58%
Large Cap Core Fund	57,987	835	1.44%	0.12%
Large Capital Growth Fund	441,464	—	0.00%	0.00%
Mid Cap Index Fund	282,867	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	914,091	—	0.00%	0.00%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100 Index Fund	13,968	—	0.00%	0.00%
Science & Technology Fund	2,740,607	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	206,872	—	0.00%	0.00%
Small Cap Fund	565,686	12,907	2.28%	0.47%
Small Cap Index Fund	241,127	—	0.00%	0.00%
Small Cap Special Values Fund	567,517	5,004	0.88%	0.05%
Small-Mid Growth Fund	360,552	—	0.00%	0.00%
Stock Index Fund	117,810	—	0.00%	0.00%
Value Fund	352,533	732	0.21%	0.03%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were Bear Stearns & Co., B-Trade Services LLC, BNY Brokerage, Inc., Cazenove & Co., J.P. Morgan, Inc., Merrill Lynch & Co., Inc., Morgan Stanley & Co., Inc., Oppenheimer & Co., Inc., Pershing LLC and Wachovia Securities LLC.

The following table sets forth the value of Funds’ holdings of securities of VC I’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2010.

Fund	Broker Dealer	Value (000’s)	Debt or Equity
Asset Allocation	Barclay’s Bank PLC	126	Debt
	Citigroup, Inc.	550	Equity
	Citigroup, Inc.	546	Debt
	Credit Suisse Securities (USA) LLC	59	Debt
	Goldman Sachs & Co.	246	Debt
	Goldman Sachs & Co.	316	Equity
	Investment Technology Group, Inc.	5	Debt
	JP Morgan Chase & Co.	885	Debt
	JP Morgan Chase & Co.	1,401	Equity
	Morgan Stanley Co., Inc.	22	Equity
	Morgan Stanley Co., Inc.	1,829	Debt
	Merrill Lynch & Co., Inc.	189	Debt
	State Street Bank & Trust Co.	2,636	Debt
	State Street Bank & Trust Co.	24	Equity
	Bank of America Corp.	607	Equity
	Bank of America Corp.	213	Debt

Fund	Broker Dealer	Value (000’s)	Debt or Equity
Blue Chip Growth	Bank of America Corp.	929	Equity
	Credit Suisse	793	Equity
	Goldman Sachs Group, Inc.	4,717	Equity
	JP Morgan Chase & Co.	8,039	Equity
	Morgan Stanley Co., Inc.	3,828	Equity
	State Street Bank & Trust Co.	691	Equity

Broad Cap Value Income	JP Morgan Chase & Co.	281	Equity
	State Street Bank & Trust Co.	191	Equity
	State Street Bank & Trust Co.	165	Debt

Capital Conservation	Bank of America Corp.	1,872	Debt
	Citigroup, Inc.	1,207	Debt
	Credit Suisse Securities (USA) LLC	142	Debt
	JP Morgan Chase & Co.	1,977	Debt
	Goldman Sachs & Co.	1,998	Debt
	Morgan Stanley Co., Inc.	1,588	Debt
	State Street Bank & Trust Co.	13,500	Debt

Core Equity	Citigroup Global Markets, Inc.	973	Equity
	Goldman Sachs & Co.	1,298	Equity
	JP Morgan Chase & Co.	3,136	Equity
	Morgan Stanley Co., Inc.	1,074	Equity

Dividend Value	Citigroup Global Markets, Inc.	566	Equity
	Goldman Sachs Group, Inc.	1,143	Equity
	Investment Technology Group, Inc.	19	Equity
	JP Morgan Chase & Co.	3,408	Equity
	Morgan Stanley Co., Inc.	450	Equity
	State Street Bank & Trust Co.	3,404	Debt

Foreign Value	UBS AG	2,856	Equity
	State Street Bank & Trust Co.	286	Debt

Global Equity	Citigroup Global Markets, Inc.	874	Equity
	Morgan Stanley Co., Inc.	751	Equity
	State Street Bank & Trust Co.	515	Equity
	State Street Bank & Trust Co.	10,762	Debt

Global Real Estate	Bank of America Corp.	431	Debt
	Citigroup Global Markets, Inc.	215	Debt
	Credit Suisse (USA), Inc.	262	Debt
	JP Morgan Chase & Co.	24	Debt
	Morgan Stanley Co., Inc.	69	Debt
	State Street Bank & Trust Co.	3,872	Debt

Fund	Broker Dealer	Value (000’s)	Debt or Equity
Global Social Awareness	Bank of America Corp.	3,265	Equity
	Citigroup, Inc.	1,445	Equity
	Credit Suisse Securities (USA) LLC	1,215	Equity
	JP Morgan Chase & Co.	3,300	Equity
	State Street Bank & Trust Co.	12,878	Debt
	UBS Securities LLC	598	Equity

Global Strategy	BNY Mellon Securities LLC	2,397	Equity
	State Street Bank & Trust Co.	223	Debt

Government Securities	State Street Bank & Trust Co.	12,087	Debt

Growth & Income	Citigroup, Inc.	990	Equity
	JP Morgan Chase & Co.	2,005	Equity
	Morgan Stanley Co., Inc.	1,136	Equity
	State Street Bank & Trust Co.	2,797	Debt

Growth	Barclays PLC	1,458	Equity
	Credit Suisse Securities (USA) LLC	1,128	Equity
	Goldman Sachs Group, Inc.	1,572	Equity
	JP Morgan Chase & Co.	711	Equity
	State Street Bank & Trust Co.	3,827	Debt

Inflation Protected	Barclays Bank PLC	4,804	Debt
	BNP Paribas Securities Corp.	627	Debt
	Citigroup Global Markets, Inc.	9,100	Debt
	Goldman Sachs & Co.	4,780	Debt
	JP Morgan Chase & Co.	2,326	Debt
	JP Morgan Chase & Co.	1,861	Equity
	Morgan Stanley Co., Inc.	5,031	Debt
	State Street Bank & Trust Co.	4,733	Debt

International Equities	Barclay’s Bank PLC.	4,626	Equity
	Credit Suisse First Boston	5,210	Equity
	Deutsche Bank Securities, Inc.	1,935	Equity
	State Street Bank & Trust Co.	5,147	Debt
	UBS Securities LLC	1,745	Equity
	Nomura International PLC	1,385	Equity

Fund	Broker Dealer	Value (000’s)	Debt or Equity
International Government Bond	Barclay’s Bank PLC.	442	Debt
	Royal Bank of Scotland	715	Debt
	State Street Bank & Trust Co.	4,581	Debt

International Growth I	State Street Bank & Trust Co.	5,411	Debt
	Credit Suisse Securities (USA) LLC	3,274	Equity
	UBS Securities LLC	615	Equity

Large Cap Core	Bank of America Corp.	3,173	Equity
	Goldman Sachs & Co.	2,304	Equity
	JP Morgan Chase & Co.	2,810	Equity
	State Street Bank & Trust Co.	816	Equity
	State Street Bank & Trust Co.	8,635	Debt

Large Capital Growth	Bank of America Corp.	1,561	Equity
	Goldman Sachs Group, Inc.	3,503	Equity
	JP Morgan Chase & Co.	2,513	Equity
	State Street Bank & Trust Co.	13,784	Debt

Mid Cap Index	State Street Bank & Trust Co.	1,292	Debt

Mid Cap Strategic Growth	State Street Bank & Trust Co.	7,623	Debt

Money Market I	Banc of America Securities, LLC	9,600	Debt
	Barclays Capital, Inc.	16,850	Debt
	Deutsche Bank AG	8,603	Debt

	JP Morgan Chase & Co.	14,013	Debt
	RBC Capital Markets	18,180	Debt
	UBS Securities LLC	79,378	Debt

Nasdaq-100 Index	State Street Bank & Trust Co.	1,016	Debt

Science & Technology	State Street Bank & Trust Co.	21,218	Debt
	Deutsche Bank Securities, Inc.	3,175	Equity

Small Cap Aggressive Growth	State Street Bank & Trust Co.	3,842	Debt

Fund	Broker Dealer	Value (000’s)	Debt or Equity
Small Cap	State Street Bank & Trust Co.	2,553	Debt
	T. Rowe Price Investment Services, Inc.	1,026	Equity

Small Cap Index	State Street Bank & Trust Co.	15,819	Debt

Small Cap Special Values	State Street Bank & Trust Co.	4,571	Debt

Small-Mid Growth	State Street Bank & Trust Co.	1,616	Debt

Stock Index	Banc of America Securities, LLC	47,440	Equity
	BNY Mellon Securities LLC	9,874	Equity
	Citigroup Global Markets, Inc.	23,377	Equity
	Goldman Sachs Group, Inc.	22,808	Equity
	JP Morgan Chase & Co.	47,247	Equity
	Morgan Stanley Co., Inc.	11,386	Equity
	State Street Bank & Trust Co.	5,680	Equity
	State Street Bank & Trust Co.	22,343	Debt

Value	JP Morgan Chase & Co.	6,196	Equity
	State Street Bank & Trust Co.	3,467	Debt
	State Street Bank & Trust Co.	1,518	Equity

Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser’s opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, AGDI acts without remuneration as VC I’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI’s address is the same as that of VALIC.

The distribution agreement between AGDI and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Directors of VC I, or (ii) by vote of a majority of VC I’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I’s Directors who are not “interested persons” (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by AGDI, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC I (after typesetting and printing the copies required for regulatory filings by VC I). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. VC I pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

AGDI has adopted a code of ethics with similar terms and conditions to VALIC’s and VC I’s, as described in the Statement of Additional Information.

Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders.

VC I normally redeems Fund shares for cash. Although VC I, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC I portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I’s net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.

DETERMINATION OF NET ASSET VALUE

Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ® are valued using the NASDAQ® Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Investments in open end and closed end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open end and closed end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

For the Money Market I Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market I Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Securities for which market quotations are not readily available or if a development/significant event occurs, that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds.

ACCOUNTING AND TAX TREATMENT

Under the Internal Revenue Code (the “Code”), each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.

So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.

In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares, the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code, all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.

Since the shares of the Funds are offered only in connection with the Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Contracts, see the Prospectus for such contracts. Purchasers of the Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.

A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.

REITs in which Funds invest may hold residual interests in REMICs. Certain types of income received by these Funds from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.

The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.

A substantial portion of a Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

OTHER INFORMATION

Shareholder Reports

Annual Reports containing audited financial statements of VC I and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.

Voting and Other Rights

VC I has an authorized capitalization of 29 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 33 classes comprising 750 million to 1 billion shares each. Each of the 33 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.

Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See “Voting Rights” in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on VC I’s Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.

VC I will assist in shareholder communications.

VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.

At May 31, 2010, VALIC and American General Life Insurance Company (“AGL”), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC	AGL
Asset Allocation Fund	100.00%	—
Blue Chip Growth Fund	99.97%	*
Broad Cap Value Income Fund	100.00%	—
Capital Conservation Fund	100.00%	—
Core Equity Fund	100.00%	—
Dividend Value Fund	99.97%	*
Foreign Value Fund	100.00%	—
Global Equity Fund	100.00%	—
Global Real Estate Fund	100.00%	—
Global Social Awareness Fund	100.00%	—
Global Strategy Fund	100.00%	—
Government Securities Fund	96.72%	—
Growth Fund	100.00%	—
Growth & Income Fund	95.95%	—
Health Sciences Fund	99.95%	*
Inflation Protected Fund	100.00%	—
International Equities Fund	97.50%	*
International Government Bond Fund	100.00%	—
International Growth I Fund	100.00%	—
Large Cap Core Fund	100.00%	—
Large Capital Growth Fund	100.00%	—
Mid Cap Index Fund	98.90%	*
Mid Cap Strategic Growth Fund	100.00%	—
Money Market I Fund	78.21%	20.65%
Nasdaq-100 Index Fund	96.91%	*
Science & Technology Fund	99.76%	*
Small Cap Aggressive Growth Fund	100.00%	—
Small Cap Fund	100.00%	—
Small Cap Index Fund	98.55%	*
Small Cap Special Values Fund	100.00%	—
Small-Mid Growth Fund	100.00%	—
Stock Index Fund	98.61%	*
Value Fund	100.00%	—

*	Less than 5% ownership.

As of May 31, 2010, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.

Proxy Voting Policies and Procedures

Proxy Voting Responsibility

VC I has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC I and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.

VC I has retained a proxy voting service, the RiskMetrics Group (“RiskMetrics”), to effect votes on behalf of each Fund according to the Fund’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

Company Management Recommendations

When determining whether to invest in the securities of a particular company, one of the key factors the Portfolio Manager may consider is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC I’s policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund’s Portfolio Manager is dissatisfied with a company’s management, the Fund typically will sell the holding.

Case-By-Case Voting Matters

Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of VALIC and/or the sub-adviser of a Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of a Fund’s Positions on Voting Matters

Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless the fund’s objective is directly related to the social or environmental matter in question;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios; and

•	Vote on a case-by-case basis on equity compensation plans.

Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of VC I’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are affected according to the policies and procedures by RiskMetrics, an independent third party.

However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of VALIC, VC I’s principal underwriter, or one of VALIC’s or the underwriter’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director who is not an “interested” person, as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse him or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund’s shareholders.

Proxy Voting Records

RiskMetrics maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Board of Directors of VC I has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.

VC I makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of VC I’s fiscal quarter.

In addition, VC I generally makes publicly available on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information is generally made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VALIC’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by legal and compliance personnel. VALIC and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I’s chief compliance officer and/or the Adviser’s legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.

VC I’s chief compliance officer and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or useful to the Funds’ participants without compromising the integrity or performance of the Funds.

At each quarterly meeting of the Board of Directors of VC I, the Board reviews a report disclosing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.

In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, VC I routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. VC I does not receive any compensation or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.

Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP (“PwC”), the Independent Registered Public Accountants; (2) RiskMetrics, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Zeno Consulting Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. RiskMetrics receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds’ portfolio holdings information and does not publicly disclose this information. Zeno Consulting Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.

In addition, Wellington Management discloses the portfolio holdings of the Fund it manages to the following third parties in connection with the services it provides to the Fund (subject to confidentiality agreements between Wellington Management and such third parties):

•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.

Custody of Assets

Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC I as custodian.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.

State Street also acts as the VC I’s securities lending agent and receives a share of the income generated by such activities.

Index Funds

The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without means or limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.

The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to VC I or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400® Index Fund to track general stock market performance. S&P has no obligation to take the need of VC I or VC I’s participants into consideration in determining, composing or calculating the S&P 500® Index or S&P Mid Cap 400® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the series company from the use of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Nasdaq-100®, Nasdaq-100 Index, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VC I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

Independent Registered Public Accounting Firm

The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston TX 77002-5678, to serve as the Independent Registered Public Accounting firm of VC I.

MANAGEMENT OF VC I

The following table lists the Directors and officers of VC I, their dates of birth, current position(s) held with VC I, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Director is 2929 Allen Parkway, Houston, Texas 77019. Directors, who are not deemed to be “interested persons” of VC I as defined in the 1940 Act, are referred to as “Independent Directors.” A Director, who is deemed to be an “interested person” of VC I, is referred to as “Interested Director.” Directors and officers of VC I are also directors or trustees and officers of some or all of the other investment companies managed or advised by VALIC, administered by SAAMCo and distributed by AGDI; and/or other affiliates of VALIC.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held With Fund[1]	Term of Office and Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held by Director[3]
THOMAS J. BROWN Age: 65	Director	2005-Present	Retired, Chief Compliance Officer & Chief Financial Officer, American General Asset Management, an investment adviser (since 2006).	48	Trustee, Virtus Series Fund (2011-Present); Trustee, Merrimac Funds, a mutual fund company (2004-2007).

DR. JUDITH L. CRAVEN Age: 65	Director	1998-Present	Retired Administrator, Proprietor, JAE & Associates LLC, physician consulting (since 2003); and President, United Way, fund raiser (since 1998).	78	Director, Belo Corporation, a media company (1992-Present); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present); Director, Hilton Hotel (1998-2011); Director, University of Texas Board of Regents (1998-2007).

WILLIAM F. DEVIN Age: 72	Chairman since 07/2005 and Director	2001-Present	Retired, Executive Vice President, Fidelity Management Resources, a broker-dealer (since 1996).	78	Director, Boston Options Exchange (2001-2011)

DR. TIMOTHY J. EBNER Age: 61	Director	1998-Present	Professor and Head, Department of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present); Scientific Director, Society for Research on the Cerebellum (2008-Present) ; President-Elect, American Medical School of Neuroscience Department Chairs (2011-Present).	48	Trustee, Minnesota Medical Foundation (2003-Present).

JUDGE GUSTAVO E. GONZALES, JR. Age: 70	Director	1998-Present	Attorney At Law, Criminal Defense and General Practice (2004-Present); Retired Municipal Court Judge, City of Dallas, trial court – criminal jurisdiction (since 2004).	48	N/A

DR. JOHN W. LANCASTER Age: 87	Director	1984-Present	Pastor Emeritus (1990-Present); and Retired, Director of Planned Giving (since 2005), First Presbyterian Church, Houston, Texas.	48	N/A

KENNETH J. LAVERY Age: 61	Director	2001-Present	Vice President, Massachusetts Capital Resource Company (1982-Present).	48	Director, Board of Overseers, Newton Wellesley Hospital (1996-2006).

DR. JOHN E. MAUPIN, JR. Age: 64	Director	1998-Present	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	48	Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); and Director, Regions Financials Inc, bank holding company (2007-Present); Director, Monarch Dental Corporation (1997-2006); Director, Pinnacle Financial Partners, Inc. (2000-2006).

1	Directors serve until their successors are duly elected and qualified.
2	The term “Fund Complex” means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies, VALIC. Fund Complex includes the VC I (33 funds), VALIC Company II (“VC II”) (15 funds), SunAmerica Specialty Series (3 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds), SunAmerica Income Funds (5 funds), SunAmerica Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), and Season Series Trust (24 portfolios).
3	Directorships of companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act, other than those listed under the preceding column.

INTERESTED DIRECTOR

Name and Age	Position Held With Fund[1]	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director[2]	Other Directorships Held By Director[3]

PETER A. HARBECK[4] Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 50	Director	2001-Present	President, CEO and Director, SAAMCo (1995-Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993-Present), Chairman, President and CEO, Advisor Group, Inc. (2004-Present).	87	N/A

[4]

Mr. Harbeck is considered to be an interested Director because he serves as President, CEO and Director, SAAMCo; Director, SACS; and Chairman, President and CEO, Advisor Group, Inc., affiliates of the Adviser.

OFFICERS

Name and Age	Position(s) Held With Fund	Length of Time Served	Principal Occupation (s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Officer	Other Directorships Held by Officer

KURT W. BERNLOHR Age: 50	President and Principal Executive Officer	2009-Present	President (2009-Present), VALIC Financial Advisors, Inc.; President (2009-President), VALIC Retirement Services Company; Senior Vice President (2009-Present), Vice President (2004-2009) and Associate General Counsel (2000-2004), VALIC.	N/A	N/A

GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 54	Vice President	2005-Present	Senior Vice President and General Counsel, SAAMCo (2005-Present); Vice President and Director of U.S. Asset Management Compliance, GSAM (2004-2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“CSAM”) (2000-2004).	N/A	N/A

NORI L. GABERT Age: 57	Vice President, Chief Legal Officer and Secretary	2000-Present	Vice President and Deputy General Counsel, (2005-Present) and Vice President and Senior Counsel (2001-2005), SAAMCo.	N/A	N/A

MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 39	Anti-Money Laundering (“AML”) Compliance Officer	2007-Present	Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present); Vice President (2001-2006) and CCO (2005-2006), Credit Suisse Alternative Funds – Asset Management Division	N/A	N/A

DONNA M. HANDEL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 Age: 45	Vice President and Assistant Treasurer	2001-Present	Senior Vice President (2004-Present) and Vice President (1997-2004), SAAMCo.	N/A	N/A

GREGORY R. KINGSTON Age: 45	Treasurer and Principal Financial Officer	2000-Present	Vice President, SAAMCo (2001-Present).	N/A	N/A

JOHN PACKS 99 High Street Boston, Massachusetts 02110 Age: 55	Vice President and Senior Investment Officer	2001-Present	Senior Investment Officer, VALIC (2001-Present).	N/A	N/A

KATHERINE STONER Age: 54	Chief Compliance Officer	2011-Present	Vice President, SAAMCo (2011-Present); Vice President and Deputy General Counsel, Western National Insurance Company and VALIC (2006-2011); Secretary, Western National Life Insurance Company and VALIC (2009-2011)	N/A	N/A

THOMAS M. WARD Age: 44	Vice President	2008-Present	Vice President (2009-Present) and Director (2005-2009), VALIC; Vice President, VALIC Financial Advisors, Inc. (2009-Present).	N/A	N/A

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

Overall responsibility for oversight of the VC I funds (“VALIC Funds”) rests with the Board of Directors (the “Board”). The VALIC Funds have engaged VALIC as the investment adviser which oversees the day-to-day operations of the VALIC Funds and have engaged Subadvisers who manage the Funds’ assets on a day-to-day basis. The VALIC Funds have also engaged SAAMCo as the VALIC Funds’ administrator. The Board is responsible for overseeing VALIC, SAAMCo and the Subadvisers and any other service providers in the operations of the VALIC Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, VC I’s Articles of Incorporation and By-laws and the VALIC Funds’ investment objectives and strategies. The Board is presently composed of nine members, eight of whom are Independent Directors. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Independent Directors also meet at least quarterly in executive session, at which no Interested Director is present. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Devin, an Independent Director, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including VALIC, SAAMCo, officers, attorneys, and other Directors generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee, Governance Committee, Brokerage Committee and Compliance and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conducts an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The VALIC Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of VALIC and SAAMCo, who carry out the Funds’ investment management and business affairs, and also by the Funds’ Subadvisers and other service providers in connection with the services they provide to the Funds. Each of VALIC, SAAMCo, the Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the VALIC Funds, the Board, directly and/or through a Committee, interact with and review reports from, among others, VALIC, SAAMCo, the Subadvisers and the Funds’ other service providers (including the Funds’ distributor and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Directors and Committees

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, VALIC, the Subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. The Board has also considered the contributions that each Director can make to the Board and the VALIC Funds. A Director’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Director’s executive, business, consulting, public service and/or academic positions; experience from service as a Director of the VALIC Funds and the other funds/portfolios in the fund complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Thomas J. Brown. Mr. Brown has served as Director since 2005. Mr. Brown is also the Chairman of the Governance Committee and serves as the Audit Committee Financial Expert. Mr. Brown is a retired Chief Operating Officer and Chief Financial Officer of American General Asset Management, and previously was the Treasurer and CFO of the North American Funds. Mr. Brown also has substantial experience serving on boards of other mutual fund complexes, and is currently a trustee of Virtus Series Fund.

Dr. Judith L. Craven. Dr. Craven has served as Director since 1998. Dr. Craven is also the Chairman of the Compliance and Ethics Committee and serves as a member of both the Audit and the Governance Committees. Dr. Craven is a retired administrator, and has held numerous executive and directorship positions within the healthcare industry. Dr. Craven has substantial experience serving on local, state, and national boards, and is currently a director of Luby’s Restaurant, A.G. Belo Corporation, and SYSCO Corporation.

William F. Devin. Mr. Devin has served as Director since 2001 and as Chairman of the Board since 2005. Mr. Devin also serves as a member of each of the Audit, the Brokerage and the Governance Committees. Mr. Devin has approximately thirty years’ executive experience at Fidelity Investments, and in 1984 Mr. Devin’s experience includes Fidelity Capital Markets where he was responsible for all trading involving retail and institutional accounts, and retired as Executive Vice President in 1996. Mr. Devin is the founder and former Chairman of the National Organization of Investment Professionals.

Dr. Timothy J. Ebner. Dr. Ebner has served as Director since 1998. Dr. Ebner also serves as a member of each of the Audit, the Compliance and Ethics and the Governance Committees. Dr. Ebner is Head of the Department of Neuroscience of the Medical School at the University of Minnesota. Dr. Ebner has experience serving on the boards of other mutual funds, as well as on the boards of several scientific foundations and non-profit organizations. Dr. Ebner is also an editor for the Journal of Neuroscience and is on the editorial board of three other neuroscience journals.

Judge Gustavo E. Gonzales, Jr. Judge Gonzales has served as Director since 1998. Judge Gonzales also serves a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Judge Gonzales has extensive experience practicing law with a litigation emphasis on criminal defense, as well as general practice. He is formerly the Judge of Municipal Court No. 5 in Dallas, Texas. Judge Gonzales also currently serves on the advisory board to Dallas Catholic Charities, Immigration and legal Division and volunteers at Dallas LaVoz del Anciano.

Peter A. Harbeck. Mr. Harbeck is President and Chief Executive Officer of SAAMCo and President, Chief Executive Officer and Chairman of Advisor Group, Inc. As President and Chief Executive Officer, Mr. Harbeck is responsible for all of SAAMCo’s mutual fund businesses. During his over twenty-year tenure at SAAMCo, Mr. Harbeck has held various positions, including Chief Operating Officer and Chief Administrative Officer. In addition, Mr. Harbeck has extensive experience on various fund and annuity boards, and currently sits on the Board of Governors for the Investment Company Institute.

Dr. John W. Lancaster. Dr. Lancaster has served as Director since 1984. Dr. Lancaster is also Chairman of the Audit Committee and serves as a member of the Governance Committee. Dr. Lancaster is the retired Pastor and former Director of Planned Giving at First Presbyterian Church in Houston, Texas. Dr. Lancaster also has substantial experience serving on other boards of church-related organizations.

Kenneth J. Lavery. Mr. Lavery has served as Director since 2001. Mr. Lavery is also the Chairman of the Brokerage Committee and serves as a member of each of the Audit, the Governance and the Compliance and Ethics Committees. Mr. Lavery is currently a Vice President of Massachusetts Capital Resource Company at which he has nearly thirty years’ experience. Mr. Lavery also has substantial experience serving on the boards of other mutual funds and fund complexes, and has both board and executive experience at other organizations.

Dr. John E. Maupin, Jr. Dr. Maupin has served as Director since 1998. Dr. Maupin also serves as a member of each of the Audit, the Governance, the Brokerage and the Compliance and Ethics Committees. Dr. Maupin is the President and Chief Executive Officer of Morehouse School of Medicine in Atlanta, Georgia, and has extensive executive and administrative experience at other organizations and companies within the healthcare industry. Dr. Maupin also currently serves on the boards of LifePoint Hospitals, Inc., HealthSouth Corporation., and Regions Financials, Inc.

Effective January 1, 2010, for the VALIC Funds, Independent Directors receive an annual retainer of $68,000 (Chairman receives an additional $37,500 retainer) and a meeting fee of $10,000 for each Board meeting and $2,500 for each special Board meeting attended in person and $1,500 for each Board meeting conducted by telephone. Audit Committee, Brokerage Committee, Compliance and Ethics Committee and Governance Committee members receive $1,500 for each meeting attended held in conjunction with a Board Meeting. The Audit Committee chair receives an additional retainer of $20,000, and the Brokerage Committee, the Governance Committee and Compliance and Ethics Committee chairs receive retainers of $5,000. The Financial Expert receives an annual retainer of $20,000.

The Audit Committee is comprised of all Independent Directors with Dr. Lancaster as Chairman and Mr. Brown serving as the “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent registered public accounting firm for the VALIC Funds and reviews with such independent accounting firm the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent accounting firm regarding the VALIC Funds’ financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services and it is comprised of Dr. Lancaster, Mr. Brown, Dr. Ebner and Dr. Maupin. During the VC I fiscal year ended May 31, 2010, the Audit Committee held 4 meetings.

The Governance Committee is comprised of all Independent Directors, with Mr. Brown as Chairperson. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. The VALIC Funds do not have a standing compensation committee. During the VC I fiscal year ended May 31, 2010, the Governance Committee held 3 meetings.

The Brokerage Committee is comprised of Mr. Lavery (Chairman), Mr. Devin, Judge Gonzales and Dr. Maupin. The Brokerage Committee reviews brokerage issues but does not meet on a formal basis. During the VC I fiscal year ended May 31, 2010, the Brokerage Committee held 2 meetings.

The Compliance and Ethics Committee is comprised of Ms. Craven (Chairperson), Dr. Ebner, Judge Gonzales, Mr. Lavery and Dr. Maupin. The Compliance and Ethics Committee addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Offices as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. During the VC I fiscal year ended May 31, 2010, the Compliance and Ethics Committee held 2 meeting.

The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2010.

Director Ownership of Shares

The following table shows the dollar range of shares beneficially owned by each Director.

INDEPENDENT DIRECTORS

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Dr. John W. Lancaster	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Director in VC I as of May 31, 2010.
[2]	Includes VC I (33 series) and VC II (15 series).

INTERESTED DIRECTOR

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family
Peter A. Harbeck	$0	$0

As of May 31, 2010, no Independent Directors or any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Compensation of Independent Directors

The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2010. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.

Compensation Table

Fiscal Year Ended May 31, 2010

Name of Director	Aggregate Compensation from Series Company	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation From Fund Complex Paid to Directors
Thomas J. Brown	$88,936	$—	$146,525
Dr. Judith L. Craven(1)	81,470	—	249,300
William Devin(1)	105,370	7,862	293,100
Dr. Timothy Ebner(2)	67,507	105,815	111,138
Judge Gustavo E. Gonzales(2)	73,594	121,197	121,950
Dr. John W. Lancaster	84,603	8,715	140,050
Kenneth J. Lavery	81,770	—	135,500
Dr. John E. Maupin, Jr.	81,770	—	135,500

(1)

Includes VC I, VC II, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, Inc., SunAmerica Specialty Series, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc. and SunAmerica Money Market Funds, Inc.

(2)

Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2010, the current value of the deferred compensation is $93,185 and $_59,805 for Dr. Ebner and Mr. Gonzales, respectively.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.

On January 23, 2001, the Board of Directors approved a retirement plan for its independent directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. VC I and VALIC Company II are responsible for the payment of the retirement benefits, as well as all expenses of administration of the plan. Generally, benefits vested under the Retirement Plan are payable for a ten-year period. In the event of a Director’s death prior to complete distribution of benefits, the Director’s beneficiary or estate will be entitled to receive installments or a discounted lump-sum payment of the remaining benefits.

Effective December 31, 2008, the Retirement Plan was terminated. As a result of termination, the Retirement Plan (1) was frozen as to future accruals for active Participants as of December 31, 2008, and (2) permitted active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2010. On May 24, 2010, VC I made lump-sum payments to the Directors in accordance with the terms of the Retirement Plan.

APPENDIX A

Description of Corporate Bond Ratings

Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

Standard & Poor’s Corporation classifications are as follows:

AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

AA — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Obligations rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB-B-CCC-CC — Obligations rated “BB”, “B”, “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI — The rating CI is reserved for income bonds on which no interest is being paid.

D — Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR — Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Description of Commercial Paper Ratings

Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors, determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer’s products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.

Description of Standard & Poor’s Commercial Paper Ratings.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

INVESTMENT PRACTICES

	Asset Allocation	Blue Chip Growth	Broad Cap Value Income		Capital Conservation	Core Equity	Dividend Value	Foreign Value	Global Equity	Global Real Estate	Global Social Awareness	Global Strategy
Adjustable Rate Securities	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	N		Y	Y	Y	N	Y	Y	Y	N
Bank Obligations	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Depositary Receipts	Y	Y	Y		Y	Y	Y	Y	Y(25%)	Y	Y	Y
Equity Securities	Y	Y	Y(>=80%)		Y(10%)	Y(>=80%)	Y	Y	Y(>=80%)	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y(>=80%)	Y		Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Small Cap Issuers	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y		Y	N	Y	Y	Y	Y	Y	Y
Warrants/rights	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	N
Eurodollar Obligations	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y(10%)	Y(5%)		Y(75%)	Y	Y	Y(10%)	Y(20%)	Y	Y	Y(30%) (add’l 10% in defaulted secs)
Inflation indexed bonds	N	N	N		N	N	N	Y	N	Y	N	Y
Junk bonds	Y	Y (5%)	Y(5%)		N	N	Y	Y(5%)	Y(5%)	Y(10%)	N	Y(40%)
Variable rate demand notes	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	N		Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(35%)	Y(20%)	Y(20%)		Y(20%)	Y(35%)	Y(35%)	Y(>=80%)	Y(100%)	Y (75%)	Y(60%)	Y(100%)
Equity securities	Y	Y	Y		N	Y	Y	Y	Y(>=80%)	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	Y	N		Y(20%)	N	Y	Y	Y(25%)	Y	Y	Y(50%)
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)		Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y	Y	Y(10%)
Illiquid Securities	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
IPOs	N	Y	Y		N	Y	Y	N	Y	Y	N	N
Lending Portfolio Securities	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y(15%)	Y	N		Y(15%)	Y	Y	N	Y	Y	Y	N
Master Limited Partnerships	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y		Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	N	Y	(5%)	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	N	Y		Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	N	Y		Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Asset Allocation	Blue Chip Growth	Broad Cap Value Income	Capital Conservation	Core Equity	Dividend Value	Foreign Value	Global Equity	Global Real Estate	Global Social Awareness	Global Strategy
Commercial mort-backed secs.	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	Y	Y	Y	N	Y	Y	N	N	Y
Options and Futures Contracts	Y	Y(25%)	N	Y	Y(10%)	Y	Y(5%)	Y(20%)	Y	Y(5%)	Y(5%)
Options on securities/indexes	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Options on financial futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	N	Y	N	Y	N	N	Y	Y	Y	N	Y
Unlisted options	N	Y	N	Y	Y	N	Y	Y	Y	N	Y
Other Investment Companies (and ETFs)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y(15%)	Y	Y	Y	Y	Y(10%)	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y(25%)	Y	Y	Y
Reverse Repurchase Agreements	N	Y	Y	N	Y	N	Y	Y	Y	N	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
Short Sales (Naked)	Y(5%)	N	N	Y(5%)	N	N	N	N	Y	N	N
Swap Agreements	Y	N	Y(5%)	Y(5%)	N	N	Y(5%)	Y(20%)	Y	N	Y(5%)
Credit default swaps	Y(10%)	N	N	Y	N	N	N	N	Y	N	N
Currency exchange rate swaps	Y	N	N	Y	N	N	N	Y	Y	N	N
Interest rate swaps	Y	N	N	Y	N	N	N	Y	Y	N	N
Total return swaps (equity)	N	N	Y	N	N	N	Y	Y	Y	N	Y
Unseasoned Issuers	Y(10%)	Y	N	Y(10%)	N	Y	Y	Y	Y	N	Y
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Government Securities	Growth	Growth & Income	Health Sciences	Inflation Protected	International Equities	International Government Bond	International Growth I	Large Cap Core	Large Capital Growth	Mid Cap Index
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	N	Y	Y	Y	Y	Y	N	Y	Y	Y	N
Depositary Receipts	Y	Y	Y	Y(20%)	Y	Y	Y	Y	Y	Y(25%)	Y
Equity Securities	Y	Y	Y	Y(>=80%)	Y	Y(>=80%)	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y(>=80%)	Y
Common Stocks - Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Common Stocks - Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Warrants/rights	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y(>=80%)	Y	Y	Y	Y(>=80%)	Y	Y(>=80%)	Y	Y(20%)	Y	Y
Inflation indexed bonds	N	N	N	N	Y	N	N	N	Y	N	N
Junk bonds	N	N	N	N	Y(10%)	N	Y	N	Y(20%)	N	N
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(20%)	Y(20%)	Y(35%)	Y(35%)	Y(30%)	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(20%)	Y(25%)	Y(20%)
Equity securities	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y (U.S. dollar denom.)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	N	Y	N	Y	Y	Y(15%)	Y	Y(20%)	Y(20%)	Y	N
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(5%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	N	Y	Y	Y	N	N	N	Y	Y	Y	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Government Securities	Growth	Growth & Income	Health Sciences	Inflation Protected	International Equities	International Government Bond	International Growth I	Large Cap Core	Large Capital Growth	Mid Cap Index
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	N	N	Y	N	N	N	Y	N	N
Options and Futures Contracts	Y	Y	Y	Y(25%)	Y	Y	Y	Y	Y	Y(25%)	Y
Options on securities/indexes	Y	Y	Y	Y	Y	Y	Y	Y	Y(5%)	Y	Y
Writing/purchasing covered call/put options	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options on financial futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N
Unlisted options	Y	N	Y	Y	Y	Y	Y	N	Y	Y	N
Other Investment Companies (and ETFs)	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	N	N	N	Y	Y	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Naked)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements	Y(5%)	N	N	N	Y(5%)	N	Y	Y	Y	Y	Y
Credit default swaps	Y	N	N	N	N	N	N	Y	N	N	N
Currency exchange rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Interest rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Total return swaps (equity)	N	N	N	N	Y	N	N	N	Y	N	N
Unseasoned Issuers	N	Y	N	Y	N	N	N	Y	N	N	N
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Mid Cap Strategic Growth	Money Market I	Nasdaq-100 Index	Science & Technology	Small Cap	Small Cap Aggressive Growth	Small Cap Index	Small Cap Special Values	Small-Mid Growth	Stock Index	Value
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	N	N	Y	Y	Y	Y	Y	Y	N	Y
Depositary Receipts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Equity Securities	Y	N	Y	Y(>=80%)	Y	Y	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks - Mid-Cap Issuers	Y(>=80%)	N	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y
Common Stocks - Small Cap Issuers	Y	N	Y	Y	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(>=80%)		Y	Y
Preferred Stocks	Y	N	N	Y	Y	Y	N	Y	N	Y	Y
Warrants/rights	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y	Y	Y	Y	Y(20%)	Y	Y(20%)	Y(20%)	Y(35%)	Y
Inflation indexed bonds	N	N	N	N	N	N	N	Y	Y	Y	N
Junk bonds	N	N	N	N	Y (10%)	N	N	Y(5%)	N	N	Y
Variable rate demand notes	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(25%)	Y(20%) (U.S. dollar denom.)	Y(20%)	Y(50%)	Y(30%)	Y(10%)	Y(20%)	Y(20%)	Y(20%)	Y(20%)	Y(25%)
Equity securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	N	Y	Y(20%)	N	Y(5%)	N	Y(20%)	Y(20%)	N	Y
Hybrid Instruments	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

APPENDIX B

INVESTMENT PRACTICES

	Mid Cap Strategic Growth	Money Market I	Nasdaq-100 Index	Science & Technology	Small Cap	Small Cap Aggressive Growth	Small Cap Index	Small Cap Special Values	Small-Mid Growth	Stock Index	Value
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMOs	N	N	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	N	N	N	N	N	Y	N	Y	Y	N	N
Options and Futures Contracts	Y	N	Y	Y	Y(15%)	Y(15%)	Y	Y(20%)	Y(15%)	Y(5%)	Y
Options on securities/indexes	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y
Options on financial futures contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	Y	N	N	Y	Y	Y	Y	Y	Y	Y	Y
Unlisted options	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Other Investment Companies (and ETFs)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	N	Y	Y	Y	Y	Y	Y(10%)	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y(15%)	Y	Y	Y
Short Sales (Against the Box)	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y
Short Sales (Naked)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements	N	N	Y	N	N	Y(5%)	N	Y(20%)	Y(10%)	N	Y(5%)
Credit default swaps	N	N	N	N	N	N	N	N	N	N	N
Currency exchange rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Interest rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Total return swaps (equity)	N	N	N	N	N	Y	N	Y	Y	N	Y
Unseasoned Issuers	N	N	N	Y	Y	Y	N	Y	N	N	N
When-Issued (delayed-delivery) securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y